As filed with the Securities and Exchange Commission on March 8, 2007

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☐ POST-EFFECTIVE AMENDMENT NO.

MFS®   /SUN LIFE SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

500 Boylston, Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered:  Initial Class and Service shares of beneficial interest in the series of the Registrant designated Massachusetts Investors Growth Stock Series.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.  PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM
N-1A (FILE NO. 2-83616).

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

APRIL 7, 2007 PURSUANT TO RULE 488.

STRATEGIC GROWTH SERIES
a series of MFS/Sun Life Series Trust

500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE [7], 2007

A Special Meeting (“Meeting”) of Shareholders of Strategic Growth Series, a series of the MFS/Sun Life Series Trust, a Massachusetts business trust (the ‘‘Trust’’), will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on June [7], 2007, at 2:00 p.m. Eastern time for the following purposes:

ITEM 1.

To consider and act upon a proposal to approve a Plan of Reorganization (the ‘‘Plan’’) of the Trust, on behalf of each of its Strategic Growth Series (the ‘‘Strategic Growth Series’’) and its Massachusetts Investors Growth Stock Series (the ‘‘Massachusetts Investors Growth Stock Series’’), providing for the transfer of assets to and the assumption of liabilities of the Strategic Growth Series to and by the Massachusetts Investors Growth Stock Series in exchange solely for shares of beneficial interest of the Massachusetts Investors Growth Stock Series, the distribution of Massachusetts Investors Growth Stock Series shares to the shareholders of the Strategic Growth Series in liquidation of the Strategic Growth Series, and the termination of the Strategic Growth Series.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT
YOU VOTE FOR ITEM 1.

Only shareholders of record on April [2], 2007 will be entitled to vote at the Meeting.

By order of the Board of Trustees,
Susan S. Newton,
Assistant Secretary and Assistant Clerk

April [16], 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Prospectus/Proxy Statement

April [16] 2007
Acquisition of the assets and liabilities of

STRATEGIC GROWTH SERIES

By and in exchange for shares of

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

each a series of MFS/Sun Life Series Trust
500 Boylston Street
Boston, Massachusetts 02116
(617) 954-5000

*     *     *     *     *

This Prospectus/Proxy Statement relates to the proposed reorganization of Strategic Growth Series (the ‘‘Strategic Growth Series’’) into Massachusetts Investors Growth Stock Series (the ‘‘Massachusetts Investors Growth Stock Series’’).  If the proposed reorganization is approved, each shareholder of the Strategic Growth Series will receive a number of full and fractional shares of the corresponding class of shares of the Massachusetts Investors Growth Stock Series equal in value at the date of the exchange to the total value of the shareholder’s Strategic Growth Series shares.  Like the Strategic Growth Series, the Massachusetts Investors Growth Stock Series is in the family of funds managed by Massachusetts Financial Services Company (‘‘MFS’’), and is a registered open-end management investment company (mutual fund). The Strategic Growth Series and the Massachusetts Investors Growth Stock Series are collectively referred to herein as “the Series,” and each individually referred to herein as “a Series.”

This document provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the ‘‘SEC’’), and some is technical.  If there is anything you do not understand, please contact Sun Life Assurance Company of Canada (U.S.) Annuities Division, either by mailing P.O. Box 9133, Wellesley Hills, Massachusetts 02418 or by calling 1-800-752-7215; Sun Life Insurance and Annuity Company of New York, either by mailing c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02418, or by calling 1-800-447-7569.

As of the date of this Prospectus/Proxy Statement, the Strategic Growth Series issues and sells its shares to separate accounts (the ‘‘Separate Accounts’’) of Sun Life Assurance Company of Canada (U.S.) (‘‘Sun Life’’) and those of Sun Life Insurance and Annuity Company of New York (‘‘Sun Life (N.Y.)” and together, the ‘‘Companies’’).  The Separate Accounts are established to fund benefits under variable annuity and variable life insurance contracts (each, a “Contract”) issued by the Companies.  Owners, participants, and payees under the Contracts (“Contract Holders”) who have allocated the value of their Contracts among the Separate Accounts have an indirect interest in the Strategic Growth Series.  As the owners of the assets held in the Separate Accounts, the Companies are the sole shareholders of record of the Strategic Growth Series, and are entitled to vote their shares of the Strategic Growth Series.  The Companies vote their shares, however, in accordance with instructions received from Contract Holders.  The Notice and this Prospectus/Proxy Statement are being delivered to Contract Holders who do not invest directly in or hold shares of the Strategic Growth Series, so that they may instruct the Companies how to vote the shares of the Strategic Growth Series underlying their Contracts.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Special Meeting of Shareholders of the Strategic Growth Series (the “Meeting”), and not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  The Companies will vote the shares attributable to Contracts for which they do not receive voting instruction cards, and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts, in the same proportion as the shares for which they receive voting instruction cards.  If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted ‘‘for’’ the proposal described in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Massachusetts Investors Growth Stock Series.  Please read it carefully and keep it for future reference.  This Prospectus/Proxy Statement is accompanied by the Prospectus, dated May 1, 2006, of the MFS/Sun Life Series Trust (the ‘‘Trust’’), as supplemented from time to time, which includes information for the Massachusetts Investors Growth Stock Series (the ‘‘Prospectus’’), as well as by excerpts from the Annual Report to Shareholders of the Trust for the period ended December 31, 2006, which also includes information for the Massachusetts Investors Growth Stock Series (the ‘‘Annual Report’’).  The Prospectus (which also includes information for the Strategic Growth Series) and the Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

The following documents have been filed with the SEC, and are also incorporated into this Prospectus/Proxy Statement by reference:

(i) the Statement of Additional Information, dated May 1, 2006, of the Trust, as supplemented from time to time, which includes information about each Series;

(ii) the Annual Report to Shareholders of the Strategic Growth Series for the fiscal year ended December 31, 2006; and

(iii) a Statement of Additional Information, dated April [16], 2007, relating to this Prospectus/Proxy Statement and the proposed reorganization.

For a free copy of any of the above documents, please contact Sun Life Assurance Company of Canada (U.S.) Annuities Division, either by mailing P.O. Box 9133, Wellesley Hills, Massachusetts 02418 or by calling 1-800-752-7215; Sun Life Insurance and Annuity Company of New York, either by mailing c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02418, or by calling 1-800-447-7569.

Proxy materials, registration statements, and other information filed by the Series can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the public reference facilities in the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Series on the SEC’s Internet site at http://www.sec.gov.  The SEC file numbers for the documents listed above are 002-83616 and 811-3732.  The SEC file number for the Statement of Additional Information relating to this Prospectus/Proxy Statement is [     ].

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

SYNOPSIS	[ ]

RISK FACTORS	[ ]

GENERAL	[ ]

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF

THE PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION	[ ]

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION	[ ]

INFORMATION ABOUT THE REORGANIZATION	[ ]

VOTING INFORMATION	[ ]

MISCELLANEOUS	[ ]

FORM OF PLAN OF REORGANIZATION	A-1

Enclosures

Prospectus of the MFS/Sun Life Series Trust, dated May 1, 2006, as supplemented

Excerpts from the Annual Report of the MFS/Sun Life Series Trust, dated December 31, 2006

SYNOPSIS

The questions and responses thereto that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between Series.  These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.                                      What is being proposed?

The Trustees of the Trust are recommending that shareholders of the Strategic Growth Series approve the reorganization of the Strategic Growth Series into the Massachusetts Investors Growth Stock Series.  If the reorganization is approved, the assets and liabilities of the Strategic Growth Series will be transferred to the Massachusetts Investors Growth Stock Series.  In consideration therefor, the Massachusetts Investors Growth Stock Series shall deliver to the Strategic Growth Series a number of shares of the Massachusetts Investors Growth Stock Series having an aggregate net asset value equal to the value of the assets of the Strategic Growth Series less the value of liabilities of the Strategic Growth Series.  Immediately following the transfer, the Massachusetts Investors Growth Stock Series shares received by the Strategic Growth Series will be distributed to the Strategic Growth Series shareholders, pro rata, and the Strategic Growth Series will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the ‘‘reorganization.’’)

2.                                      What will happen to my shares of the Strategic Growth Series as a result of the reorganization?

Your shares of the Strategic Growth Series will, in effect, be exchanged on a tax-free basis for shares of the same class of the Massachusetts Investors Growth Stock Series with an equal total net asset value.  The Strategic Growth Series will then be terminated.

3.                                      Why is the reorganization being proposed?

The reorganization is designed to reduce existing overlap in Series within the same asset class offered by the Trust, thereby reducing inefficiencies and creating a larger combined series.  The Trustees believe that the reorganization is in the best interest of the shareholders of each Series, and that the interests of shareholders will not be diluted as a result of the reorganization.  The reorganization would provide you with the opportunity to participate in a larger combined series with an identical investment objective and substantially similar investment policies and strategies, but with a generally better historical performance record, with potentially lower expenses resulting from fixed costs being spread over a larger asset base, and with potentially greater prospects for asset growth over time.  In addition, combining the Series will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could promote over time more efficient management and operations on a more cost-effective basis.

It is estimated that, if the reorganization is completed, each class of the combined series will have an expense ratio that is approximately 0.09% lower than the current expense ratio of the corresponding class of the Strategic Growth Series.  Although past performance is not an indication of future performance, the Massachusetts Investors Growth Stock Series also generally has a better historical performance record than does the Strategic Growth Series.  In addition, it is expected that the reorganization will be a tax-free event for federal income purposes and, accordingly, no gain or loss will be recognized by the Separate Accounts as shareholders of the Strategic Growth Series, the Strategic Growth Series, or the Contract Holders as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see ‘‘Background and Reasons for the Proposed Reorganization’’ below.

4.                                      What are the benefits of merging the Strategic Growth Series into the Massachusetts Investors Growth Stock Series?

As shown in more detail below, the two Series have identical investment objectives and substantially similar investment policies and strategies, but the Massachusetts Investors Growth Stock Series is more than six times the size of the Strategic Growth Series.  If the reorganization is approved, the combined Series will have a larger asset base, which would lower expense ratios for both classes of the combined Series compared to the current expense ratios of the corresponding classes of the Strategic Growth Series.

5.                                      How do the investment objectives, principal investment strategies, policies, and restrictions of the two Series compare?

The investment objectives of the two Series are identical, in that they both seek capital appreciation.  The investment objective of both Series may be changed by the Trustees without shareholder approval.

The Series have substantially similar principal investment strategies, policies and restrictions.  Both Series normally invest their assets primarily in equity securities, with a particular focus on the stocks of companies that MFS, the investment adviser to both Series, believes to have above-average earnings growth potential as compared to the growth potential of other companies (‘‘growth companies’’).  Growth companies tend to have stock prices that are high relative to their earnings, dividends, book values, or other financial measures.  Additionally, both Series may, as principal investment strategies, invest in companies of any size, although both Series generally focus on companies with large capitalizations. Each Series may also invest in foreign securities and may engage in derivatives.  When buying and selling all such investments for both Series, MFS uses a bottom-up investment approach. Investments for both Series are selected primarily based on fundamental analysis by MFS of issuers and their potential, as determined by MFS in light of their current financial conditions and industry positions, and market, economic, political, and regulatory conditions.  Factors considered may include earnings, price, cash flows, growth potential, and management ability.  Quantitative analysis of these and other factors may also be considered.  Each Series is also a diversified investment company.

The Series do, however, have their differences. The Massachusetts Investors Growth Stock Series invests, under normal market conditions, at least 80% of its net assets in equity securities.  Although the Strategic Growth Series invests ‘‘primarily’’ in equity securities, it does not employ a similar percentage requirement as the Massachusetts Investors Growth Stock Series.  Both Series invest in foreign securities as a principal investment strategy, but the Strategic Growth Series may invest up to, but not including, 20% of net assets in foreign securities, while the Massachusetts Investors Growth Stock Series may invest up to 35% of net assets in foreign securities.

In addition to the Series’ principal investment strategies referred to above, the Series may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Series, together with their risks, are described in each Series’ current prospectus. For more information regarding each Series’ investment policies and restrictions, see, among other disclosures, (i) “Certain Investment Strategies and Risks” in the MFS/Sun Life Series Trust’s Prospectus, which prospectus includes information for both Series, and (ii) “Investment Techniques, Practices and Risks,” “Investment Restrictions,” and “Appendix A – Investment Techniques, Practices and Risks” in the MFS/Sun Life Series Trust’s current statement of additional information, which statement of additional information includes information for both Series.

Because of the similarities in the Series’ investment objectives and investment strategies, there is a significant amount of overlap between the portfolios of each Series.  For example, as of November 30, 2006, 70% of the stocks held by the Strategic Growth Series were also held by the Massachusetts Investors Growth Stock Series.  It is anticipated that a portion of the portfolio securities received from the Strategic Growth Series in the proposed reorganization will subsequently be sold by the Massachusetts Investors Growth Stock Series.  Shareholders will indirectly bear brokerage commissions and other transaction costs typically associated with the purchase and sale of securities in connection with such portfolio repositioning, which costs are estimated to be 0.01% to 0.03% of the combined Series’ average net assets.  Actual transaction costs may be higher or lower than this estimated range based on market conditions and portfolio holdings at the time the portfolio is repositioned.

6.                                      How do the management fees and other expenses of the two Series compare, and what are they estimated to be following the reorganization?

The tables below show the Series’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, the Series’ effective management fee rates, sales charges, and annual operating expenses.

Management Fees.  As set forth in the table below, the effective management fee rate (for the fiscal year ended December 31, 2006) for both Series was 0.75% of the respective Series’ average daily net assets.  Therefore, the effective management fee rate for the Massachusetts Investors Growth Stock Series is equal to that of the Strategic Growth Series.  However, as shown below, there are differences in the contractual fee rates and waivers for the Series.

Strategic Growth Series

Contractual Management Fee Rate:	Management Fee Waived and/or Reduced to:	Effective Management Fee Rate (for the fiscal year ended December 31, 2006):

0.75% on first $1 billion of average daily net assets; and 0.65% of average daily net assets in excess of $1 billion	0.60% of average daily net assets in excess of $2.5 billion (until August 31, 2007)	0.75% of average daily net assets

Massachusetts Investors Growth Stock Series

Contractual Management Fee Rate:	Management Fee Waived and/or Reduced to:	Effective Management Fee Rate (for the fiscal year ended December 31, 2006):

0.75% of average daily net assets	0.70% of average daily net assets in excess of $1 billion	0.75% of average daily net assets

If the reorganization is consummated, the combined series will pay management fees pursuant to the Massachusetts Investors Growth Stock Series’ management fee schedule; however, MFS will agree to reduce its management fee to Strategic Growth Series’ lower breakpoint of 0.65% on average daily net assets over $1 billion (compared to Massachusetts Investors Growth Stock Series’ breakpoint of 0.70% on average daily net assets over $1 billion).  This reduction can only be rescinded upon approval of the Massachusetts Investors Growth Stock Series’ Board of Trustees.

Sales Charges and Rule 12b-1 Fees.  Neither Series imposes an initial sales charge on the purchase of Initial Class or Service Class shares or a contingent deferred sales charge upon redemption of Initial Class or Service Class shares.

Both Series have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 (the ‘‘1940 Act’’) for their Service Class shares.  The Series’ Service Class shares are subject to a maximum distribution fee of 0.25% annually of the average daily net assets attributable to each Series’ respective Service Class shares.  Initial Class shares of each Series have not adopted Rule 12b-1 distribution plans, and do not incur Rule 12b-1 distribution fees.

Other Expenses and Total Annual Series Operating Expenses.  As shown in greater detail in the tables below, the Massachusetts Investors Growth Stock Series’ “Other Expenses” and “Total Annual Series Operating Expenses” for each class of shares were lower than were the Strategic Growth Series’ “Other Expenses” and “Total Annual Series Operating Expenses” respectively, for the corresponding classes of shares as of each Series’ most recent fiscal year end.  It is estimated that the “Total Annual Series Operating Expenses” of each class of shares of the combined series will be potentially 0.09% lower than the “Total Annual Series Operating Expenses” of the corresponding classes of shares of the Strategic Growth Series.  In addition, upon consummation of the reorganization, MFS has agreed in writing to assume and bear the combined Series’ expenses until June 30, 2010 such that “Total Annual Series Operating Expenses” of the combined Series will not exceed 0.82% and 1.07% of average daily net assets for Initial Class and Service Class shares, respectively.

The following table summarizes the expenses that each Series incurred in the annual period ended December 31, 2006, and estimates of pro forma expenses of the Massachusetts Investors Growth Stock Series after giving effect to the reorganization (assuming that the reorganization had occurred at the beginning of the year ended December 31, 2006).  The table below does not reflect any Contract or Separate Account fees and expenses, which are imposed under the Contracts.  If such fees and expenses were reflected, the total expenses would be higher.

Annual Series Operating Expenses(1)
(Expenses that are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees(2)	Other Expenses(3)	Total Annual Series Operating Expenses(4)
Strategic Growth Series
Initial Class	0.75%	None	0.16%	0.91%
Service Class	0.75%	0.25%	0.16%	1.16%

Massachusetts Investors Growth Stock Series
Initial Class	0.75%	None	0.07%	0.82%
Service Class	0.75%	0.25%	0.07%	1.07%

Massachusetts Investors Growth Stock Series (Pro Forma Combined)(5)
Initial Class	0.75%	None	0.07%	0.82%
Service Class	0.75%	0.25%	0.07%	1.07%

(1)          Expenses computed for each Series as of December 31, 2006, the end of each Series’ most recent fiscal year.

(2)          Each Series has a distribution plan for Service Class shares under Rule 12b-1 that permits the Series to pay marketing and other fees to support the sale and distribution of Service Class shares.  These fees are referred to as “distribution fees.”

(3)          Each Series has an expense offset arrangement that reduces the Series’ custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent.  Any such fee reductions are not reflected in the table.  Had this fee reduction been taken into account, “Total Annual Series Operating Expenses” for the Strategic Growth Series’ Initial Class and Service Class shares would have been lower.

(4)          Upon consummation of the reorganization, MFS has agreed in writing to assume and bear the combined Series’ expenses until June 30, 2010 such that “Total Annual Series Operating Expenses” will not exceed 0.82% and 1.07% of average daily net assets for Initial Class and Service Class shares, respectively.

(5)        Assumes that the reorganization occurred at the beginning of the year ended December 31, 2006.

The above table is provided to help you understand the expenses of investing in the Series, including pro forma expenses of the Massachusetts Investors Growth Stock Series after giving effect to the reorganization, and your share of the operating expenses that each Series incurs.

Examples

The following examples translate the expense percentages shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in each Series.  However, the examples make certain assumptions.  They assume that you invest $10,000 in a Series for the time periods shown, regardless of whether or not you redeem all your shares at the end of these periods.  They also assume a 5% return on your investment each year, and that dividends and other distributions are reinvested. They also assume that the Series’ operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower. These examples do not take into account the fees and expenses imposed under the Contracts through which an investment in a Series is made.

	1 Year	3 Years	5 Years	10 Years

Strategic Growth Series
Initial Class	$93	$290	$504	$1,120
Service Class	$118	$368	$638	$1,409

Massachusetts Investors Growth Stock Series
Initial Class	$84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306

Massachusetts Investors Growth Stock Series (Pro Forma Combined)
Initial Class	$84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306

7.                                      How has the Massachusetts Investors Growth Stock Series performed?

The following information provides some indication of the risks of investing in the Series, by showing changes in the Series’ performance from year to year, and by showing how the Series’ average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance

As shown in the tables below, each class of the Massachusetts Investors Growth Stock Series’ shares have generally outperformed the corresponding class of the Strategic Growth Series’ shares for the 1-Year, 5-Year, and “Life” periods ended December 31, 2006, and Initial Class shares of the Massachusetts Investors Growth Stock Series outperformed Initial Class shares of the Strategic Growth Series in five of the seven calendar years for which both Series have engaged in investment operations. The performance results do not reflect any Separate Account and Contract Fees and expenses, which would reduce the performance results.

Annual Total Return (Total Investment Return at NAV)

Initial Class Shares (1)

	Year ended December 31,
	2006	2005	2004	2003	2002
Strategic Growth Series	6.58%	1.40%	6.82%	27.53%	(30.06)%
Massachusetts Investors Growth Stock Series	7.67%	4.37%	9.61%	23.39%	(28.05)%

	Year ended December 31,
	2001	2000	1999		1998		1997
Strategic Growth Series	(24.65)%	(9.99)%		(2)		(2)	(2)
Massachusetts Investors Growth Stock Series	(24.91)%	(6.90)%	35.80%			(3)	(3)

(1)          The performance information in the table above reflects reinvestment of dividends and other earnings. The average annual total returns for the Service Class shares of each Series would have been lower than the returns for Initial Class shares, because the Service Class shares have higher total annual expense ratios.  The Series’ total returns for the three-month period ended March 31, 2007 were [       %] for the Strategic Growth Series and [          ]% for the Massachusetts Investors Growth Stock Series.  During the periods shown in the table, the highest quarterly returns for the Strategic Growth Series and the Massachusetts Investors Growth Stock Series were 20.33% (for the calendar quarter ended December 31, 2001) and 27.11% (for the calendar quarter ended December 31, 1999), respectively, and the lowest quarterly returns were (25.75)% and (21.56)% (each for the calendar quarter ended September 30, 2001), respectively.

(2)          The Strategic Growth Series commenced investment operations on October 29, 1999, and, consequently, no annual total return figure is available.

(3)          The Massachusetts Investors Growth Stock Series commenced investment operations on May 6, 1998, and, consequently, no annual total return figure is available.

Average Annual Total Returns as of December 31, 2006(1)

	1 Year	5 Years	Life(2)
Strategic Growth Series
Initial Class Shares	6.58%	0.59%	(2.29)%
Service Class Shares	6.37%	0.34%	(2.45)%
Benchmark Comparison (Returns Before Taxes) Russell 1000 Growth Index(3)(4)	9.07%	2.69%	(2.38)%

Massachusetts Investors Growth Stock Series
Initial Class Shares	7.67%	1.80%	2.74%
Service Class Shares	7.42%	1.54%	2.59%
Benchmark Comparison Russell 1000 Growth Index (3)(4)	9.07%	2.69%	1.26%

(1)        The performance information in the table above reflects reinvestment of dividends and other earnings.

(2)          “Life” refers to the period from the commencement of the Strategic Growth Series’ and the Massachusetts Investors Growth Stock Series’ investment operations on October 29, 1999 and May 6, 1998, respectively, through December 31, 2006.

(3)          Source: FactSet Research Systems Inc.

(4)        The Russell 1000 Growth Index is constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

The Strategic Growth Series commenced investment operations on October 29, 1999, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001.

The Massachusetts Investors Growth Stock Series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001.

Performance for service class shares includes the performance of the series’ initial class shares for periods prior to their offering (‘‘blended performance’’). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

Of course, the Series’ past performance is not an indication of future performance. To review information regarding the Massachusetts Investors Growth Stock Series in more detail, please refer to the Annual Report and Prospectus, both of which are enclosed.

8.                                      What are the differences in portfolio turnover rates of the two Series?

Portfolio turnover is a measure of how frequently a Series trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Series’ performance.  During its most recently completed fiscal year, the Strategic Growth Series had a portfolio turnover rate of 111%, and the Massachusetts Investors Growth Stock Series had a portfolio turnover rate of 72%.   It is anticipated that there would be additional portfolio turnover following the reorganization due to the active trading of securities held by the combined Series in connection with portfolio repositioning.

9.                                      Who manages the Massachusetts Investors Growth Stock Series?

MFS is the investment adviser for each Series.  MFS, located at 500 Boylston Street, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust.  Net assets under the management of the MFS organization were approximately $187 billion as of December 31, 2006.

The Massachusetts Investors Growth Stock Series is managed by Stephen Pesek, Jeffrey C. Constantino, and Maureen H. Pettirossi.  Mr. Pesek, a Senior Vice President of MFS, has been a co-portfolio manager of the

Series since 1999, and has been employed in the investment management area of MFS since 1994.  Mr. Constantino, a Vice President of MFS, has been a co-portfolio manager of the Series since November 2006, and has been employed in the investment management area of MFS since 2000.  Ms. Pettirossi, also a Vice President of MFS, has been a co-portfolio manager of the Series since December 2005, has been employed in the investment management area of MFS since 2002, and worked as a senior securities analyst at Wilke/Thompson Capital Management prior to 2002.  The Massachusetts Investors Growth Stock Series’ Statement of Additional Information dated May 1, 2006, which Statement of Additional Information has been filed with the SEC and is incorporated into this Prospectus/Proxy Statement by reference, provides additional information about the compensation of Mssrs. Pesek and Constantino and Ms. Pettirossi, about the other accounts managed by Mssrs. Pesek and Constantino and Ms. Pettirossi, and about any ownership by Mssrs. Pesek and Constantino and Ms. Pettirossi of securities held in the Massachusetts Investors Growth Stock Series.

10.                               How will the reorganization happen?

If the reorganization is approved, your Strategic Growth Series shares will be effectively exchanged for that number of Massachusetts Investors Growth Stock Series shares equal in total net asset value to the net value of assets of the Strategic Growth Series transferred to the Massachusetts Investors Growth Stock Series, as of the close of trading on or about June 22, 2007. This exchange will not affect the total dollar value of your investment.

11.                               Will the reorganization have tax consequences?

The reorganization itself is expected to be a tax-free event for federal income tax purposes.  Accordingly, no gain or loss is expected to be recognized by the Separate Accounts as shareholders of the Strategic Growth Series or by the Strategic Growth Series as a direct result of the reorganization, and a Company, as a shareholder of the Strategic Growth Series, will have an aggregate tax basis in the Massachusetts Investors Growth Stock Series shares that it receives in connection with the reorganization that is the same as its aggregate tax basis in its Strategic Growth Series shares.  That said, because the reorganization will cause the Strategic Growth Series’ tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Strategic Growth Series to Companies as shareholders of the Series.  In particular, the Strategic Growth Series will recognize net gains or losses on the sales of any securities, net of any available capital loss carry forwards, in the period ending on the closing date, and, on or before that date, the Strategic Growth Series must declare a dividend paying out any such net gains to the Companies as shareholders of the Strategic Growth Series.  Also, to the extent that the Strategic Growth Series holds any securities that are marked to market in connection with the reorganization, it will recognize and be required to pay out any net gain from such securities.  Contract Holders should consult with their own tax advisers concerning any possible state tax consequences of the reorganization.

At any time prior to the consummation of the reorganization, the Companies, as shareholders of the Strategic Growth Series may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

12.                               How will dividends be affected by the reorganization?

Currently, the Strategic Growth Series pays substantially all of its net investment income (including any realized net capital gains) to Contract Holders as dividends at least annually.  After the reorganization, you will continue to receive distributions of any net investment income (including any realized net capital gains) annually.  Your distributions will continue to be reinvested. Of course, the amount of these distributions will reflect the investment performance of the Massachusetts Investors Growth Stock Series.

13.                               What Massachusetts Investors Growth Stock Series shares will Shareholders of the Strategic Growth Series receive if the reorganization occurs?

As noted above, shareholders holding Initial Class shares and Service Class shares of the Strategic Growth Series will receive Initial Class shares and Service Class shares, respectively, of the Massachusetts Investors Growth Stock Series in accordance with the shareholders’ percentage ownership of Strategic Growth Series shares.  Both Series are series of the MFS/Sun Life Series Trust, a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a ‘‘Massachusetts business trust’’), and is governed by the MFS/Sun Life Series Trust’s Amended and Restated Declaration of Trust (the ‘‘Declaration of Trust’’) and by-laws, as amended and restated.  Therefore, because the Massachusetts Investors Growth Stock Series and Strategic Growth Series share the same Declaration of Trust and by-laws, Strategic Growth Series shareholders will retain identical shareholder rights when they become Massachusetts Investors Growth Stock Series shareholders.  In addition, Strategic Growth Series shareholders will continue to have their investments overseen by the same Board of Trustees when they become Massachusetts Investors Growth Stock Series shareholders.

14.                               Do the procedures for purchasing, redeeming, and exchanging shares of the two Series differ?

No.  The procedures for purchasing and redeeming shares of each Series, and for exchanging shares of each Series for shares of other series of the Trust, are identical.  All purchases, redemptions, and exchanges are made through Separate Accounts, which are the record owners of shares.

Both Series currently offer Initial Class shares and Service Class shares.  Shares of each Series are sold at prices based on net asset value, depending on the class and number of shares purchased. Reinvestment of distributions by the Series is made at net asset value for each class of shares.

Consult your Contract documents and each Series Prospectus for additional purchase, exchange, and redemption information.

15.                               How will Shareholders be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed.  If the reorganization is not approved, the Strategic Growth Series will continue to be managed as a separate Series in accordance with its current investment objective and policies, and the Trustees may consider other alternatives.

16.                               Will the number of shares each Shareholder owns change?

Yes, but the total value of the shares of the Massachusetts Investors Growth Stock Series that shareholders receive will equal the total value of the shares of the Strategic Growth Series that shareholders hold at the time of the reorganization.  Even though the net asset value per share of each Series is different, the total value of a shareholder’s holdings in the Series will not change as a result of the reorganization.  Likewise, the total value of the Contract Holders’ interest will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Massachusetts Investors Growth Stock Series, and how do they compare with those for the Strategic Growth Series?

Because the Series share identical investment objectives and substantially similar investment policies, the principal risks of an investment in the Massachusetts Investors Growth Stock Series are substantially similar to the principal risks of an investment in the Strategic Growth Series.

However, as the Strategic Growth Series may invest up to, but not including, 20% of net assets in foreign securities while the Massachusetts Investors Growth Stock Series may invest up to 35% of net assets in foreign securities, the Strategic Growth Series has a lower maximum permissible exposure to foreign securities and to the risks that accompany investments in such securities.  As of December 31, 2006, the five-year standard deviation was 12.72% for the Massachusetts Investors Growth Stock Series and was 15.73% for the Strategic Growth Series (with a higher percentage for standard deviation reflecting a higher risk profile).  The standard deviation for each Series’ benchmark for this period was 13.17%.

Each Series is principally subject to the risks described below:

•                  Stock Market Risk:  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry, or geographic region, or the market in general.  Different parts of the market and different types of securities can react differently to these developments.  For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies.  Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

•                  Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

•                  Growth Company Risk: The stock of growth companies can be more sensitive to the companies’ earnings and more volatile than the market in general.

•                  Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than does the U.S. market.

In addition to the Series’ principal investment strategies described above, each Series may also buy and sell other types of investments.  The risks associated with the principal investment techniques and practices used by the Series are summarized above.  The non-principal investment techniques in which the Series may engage, together with these techniques’ risks, are described in the Series’ Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Series.

An investment in a Series is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Strategic Growth Series into the Massachusetts Investors Growth Stock Series and the solicitation of proxies by and on behalf of the Trustees of the Strategic Growth Series for use at the Meeting. The Meeting is to be held on June [7], 2007, at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement, and the enclosed proxy or voting instruction card are being provided to shareholders and mailed to Contract Holders on or about April [16], 2007.

As of March 15, 2007 the Strategic Growth Series had outstanding [     ] and [     ] of its Initial Class and Service Class shares of beneficial interest, respectively.  Only shareholders or persons with voting interests as of the close of business on April 2, 2007 will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF THE PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Strategic Growth Series are being asked to approve or disapprove a reorganization between the Strategic Growth Series and the Massachusetts Investors Growth Stock Series pursuant to a Plan of Reorganization by the Trust on behalf of both Series (the ‘‘Plan’’), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Strategic Growth Series to the Massachusetts Investors Growth Stock Series in exchange for that number of full and fractional Initial Class and Service Class shares of the Massachusetts Investors Growth Stock Series (the ‘‘Reorganization Shares’’), equal in total net asset value to the net value of assets transferred to the Massachusetts Investors Growth Stock Series, all as more fully described below under ‘‘Information about the Reorganization.’’

After receipt of the Reorganization Shares, the Strategic Growth Series will distribute the Initial Class Reorganization Shares to its Initial Class shareholders and the Service Class Reorganization Shares to its Service Class shareholders, with distributions made in proportion to the shareholders’ existing shareholdings.  This distribution will be made in complete liquidation of the Strategic Growth Series, and the legal existence of the Strategic Growth Series as a separate series of the Trust will be terminated as soon as reasonably practicable thereafter.  Each shareholder of the Strategic Growth Series will receive the number of full and fractional Initial Class and/or Service Class Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Strategic Growth Series shares of the same class or classes.

On or prior to the date of the transfer (the “Exchange Date”), the Strategic Growth Series will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Strategic Growth Series have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction.  The transactions contemplated by the Plan will be consummated only if the Plan is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Strategic Growth Series. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.  The reorganization does not require the approval of the shareholders of the Massachusetts Investors Growth Stock Series.

In the event that this proposal is not approved by the Strategic Growth Series shareholders, the Strategic Growth Series will continue to be managed as a separate Series in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of the Strategic Growth Series and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Board of Trustees, including all Trustees who are not ‘‘interested persons’’ of the Series, have determined that the reorganization would be in the best interests of each Series, and that the interests of existing shareholders of each Series would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Strategic Growth Series.

As discussed above, the Strategic Growth Series and the Massachusetts Investors Growth Stock Series have an identical investment objective and substantially similar investment strategies and policies.  In light of the similarity of the Series, MFS has advised the Board of Trustees that it believes that combining the Series would be in the best interests of shareholders of both Series.  The Board of Trustees, including the Independent Trustees, of the Strategic Growth Series believes that the proposed reorganization will be advantageous to the Strategic Growth Series’ shareholders for several reasons, and considered the following matters, among others, in unanimously approving the proposal:

1.               The similarities and differences, as described above, in the Series’ investment objectives, strategies and restrictions;

2.               Although past performance is not an indication of future results, the Massachusetts Investors Growth Stock Series generally has a better overall historical performance record than does the Strategic Growth Series;

3.               The relative risks of investing in either Series;

4.               The Massachusetts Investors Growth Stock Series is more than six times the size of the Strategic Growth Series, and, therefore, the substantially larger combined series could provide the potential for lower expenses by spreading fixed expenses across a larger asset base;

5.               The reduction of overlap of series within the MFS family could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined series with the potential for greater prospects for asset growth over time;

6.               The total expense ratios for both share classes of the Massachusetts Investors Growth Stock Series are 0.09% lower than the total expense ratios for the corresponding share classes of the Strategic Growth Series, and the pro forma total expenses are currently expected to remain 0.09% lower after the reorganization; further; MFS has agreed in writing to assume and bear expenses through June 30, 2010 such that the combined series’ total expense ratio will not exceed 0.82% and 1.07% of average daily net assets for Initial Class and Service Class shares, respectively;

7.               The two share classes of the Strategic Growth Series have a structure that is substantially similar to the two share classes of the Massachusetts Investors Growth Stock Series, including identical shareholder fees and applicable Rule 12b-1 fees;

8.               The management fee paid to MFS by each Series is effectively equal given the two Series’ current asset levels, despite the contractually tiered management fee for the Strategic Growth Series and certain waivers by MFS for both Series;

9.               The categories of investors who participate in the Strategic Growth Series will all still be allowed to invest in the Massachusetts Investors Growth Stock Series;

10.         The types of investments allowed in the Strategic Growth Series will all still be allowed in the Massachusetts Investors Growth Stock Series, although Massachusetts Investors Growth Stock Series may invest to a greater extent in the case of foreign securities;

11.         The transaction is expected to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Strategic Growth Series or its shareholders for federal income tax purposes as a direct result of the transaction;

12.         The combined series will be managed by the same investment adviser who currently manages the Strategic Growth Series, and by the portfolio managers who currently manage the Massachusetts Investors Growth Stock Series;

13.         The compatibility of the Series’ shareholder service features;

14.         The expected liabilities of each Series;

15.         The estimated costs that will be borne directly or indirectly by each Series and by MFS in connection with the reorganization;

16.  The anticipated portfolio repositioning by the combined Series following the reorganization and the associated expenses;

17.         The combined Series’ ability to use the Strategic Growth Series’ pre-reorganization capital loss and carry forwards, if any, to offset future realized capital gains may be subject to certain limitations under federal income tax laws;

18.         The potential alternatives to the reorganization, including mergers with other MFS/Sun Life series in the Lipper’s VA Large Cap Growth category; and

19.         The reorganization will not result in dilution of the interests of shareholders of either Series.

The Board of Trustees considered that the reorganization presents an opportunity for the Massachusetts Investors Growth Stock Series to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined Series will bear brokerage commissions and other transaction costs in connection with the portfolio repositioning following the reorganization.  The Trustees also considered that the expenses that the Massachusetts Investors Growth Stock Series would incur as a result of the reorganization were reasonable in relation to the benefits that the Massachusetts Investors Growth Stock Series would realize as a result of the reorganization.  The Trustees believe that the Massachusetts Investors Growth Stock Series shareholders could, over time, also benefit from potentially lower expenses (see ‘‘Synopsis, Question 6’’ for a discussion of expenses) as a result of the reorganization.

The Board of Trustees also considered that MFS could benefit from the reorganization.  For example, although the contractual and effective management fee rates are the same for each Series (including immediately after the reorganization), the management fee for the Massachusetts Investors Growth Stock Series is not subject to an additional management fee breakpoint of 0.60% at $2.5 billion, which MFS has agreed to with respect the Strategic Growth Series through August 31, 2007.  Also, MFS might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings, as well as needing to prepare prospectus disclosure for only one Series instead of two.  The Board of Trustees believes that the potential shareholder benefits outweigh the benefits that MFS may receive as a result of the reorganization, and that certain benefits to MFS may result in increased efficiencies for the Series, as the reorganization may allow MFS to better focus its resources on the combined Series.

Based on its review and MFS advice, the Board of Trustees has unanimously approved the proposal.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed reorganization will be governed by a Plan of Reorganization (the ‘‘Plan’’).  The Plan provides that the Massachusetts Investors Growth Stock Series will acquire the assets and liabilities of the Strategic Growth Series in exchange for the Massachusetts Investors Growth Stock Series’ issuance of Initial Class and Service Class Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities.  The shares will be issued on June [22], 2007 (or such other date as may be agreed upon by the parties) following the time as of which the Series’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the ‘‘Exchange

Date’’). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Strategic Growth Series will sell its assets to the Massachusetts Investors Growth Stock Series, and, in exchange, the Massachusetts Investors Growth Stock Series will assume all liabilities of the Strategic Growth Series and deliver to the Strategic Growth Series: (i) a number of full and fractional Initial Class Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Series attributable to its Initial Class shares, less the value of the liabilities of the Strategic Growth Series assumed by the Massachusetts Investors Growth Stock Series attributable to such Initial Class shares; and (ii) a number of full and fractional Service Class Reorganization Shares having a net asset value equal to the value of assets of the Strategic Growth Series attributable to its Service Class shares, less the value of the liabilities of the Strategic Growth Series assumed by the Massachusetts Investors Growth Stock Series attributable to such Service Class shares.

Immediately following the close of the Exchange Date, the Strategic Growth Series will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Strategic Growth Series, with Initial Class Reorganization Shares being distributed to holders of Initial Class shares of the Strategic Growth Series, and Service Class Reorganization Shares being distributed to holders of Service Class shares of the Strategic Growth Series.  As a result of the proposed transaction, each holder of Initial Class and Service Class shares of the Strategic Growth Series will receive a number of Initial Class and Service Class Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Initial Class and Service Class shares, respectively, held by the shareholder.  This distribution will be accomplished by the establishment of accounts on the share records of the Massachusetts Investors Growth Stock Series in the name of such Strategic Growth Series shareholders, with each account representing the respective number of full and fractional Initial Class and Service Class Reorganization Shares due such shareholder.

The Trustees have determined that the interests of each Series’ shareholders will not be diluted as a result of the transactions contemplated by the reorganization, and that the proposed reorganization is in the best interests of each Series.

The consummation of the reorganization is subject to the conditions set forth in the Plan.  The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by the Trust, or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

The fees and expenses for the transaction are estimated to be approximately $90,000, including legal, accounting and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Plan.  These expenses will be borne by MFS.  Any portfolio repositioning costs in connection with the reorganization will be borne by the combined series subsequent to the reorganization.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Strategic Growth Series’ shareholders in accordance with the procedure under the Plan as described above.  The Reorganization Shares are Initial Class and Service Class shares of the Massachusetts Investors Growth Stock Series. Service Class shares of the Massachusetts Investors Growth Stock Series are subject to a Rule 12b-1 fee at the annual rate of up to 0.25% annually of the Series’ average daily net assets attributable to Service Class shares.  Initial Class shares do not incur 12b-1 fees.  Neither Service Class nor Initial Class shares incur sales charges.

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights.  The Declaration of Trust of the Trust, of which the Massachusetts Investors Growth Stock Series is a series, permits series to divide their shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine.  The Massachusetts Investors Growth Stock Series’ shares are currently divided into two classes – Initial Class shares and Service Class shares.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Massachusetts Investors Growth Stock Series.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Massachusetts Investors Growth Stock Series, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Massachusetts Investors Growth Stock Series or its Trustees.  The Declaration of Trust provides for indemnification out of Series property for all losses and expenses of any shareholder held personally liable for the obligations of the Massachusetts Investors Growth Stock Series.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Massachusetts Investors Growth Stock Series would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Strategic Growth Series are subject to this same risk of shareholder liability.

Federal Income Tax Consequences.  As a condition to each Series’ obligation to consummate the reorganization, each Series will receive an opinion from Ropes & Gray LLP (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications) substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes, except as noted below:

(a)                                  the reorganization will constitute a ‘‘reorganization’’ within the meaning of Section 368(a) of the Code, and the Strategic Growth Series and Massachusetts Investors Growth Stock Series will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b)                                 under Section 361 of the Code, no gain or loss will be recognized by the Strategic Growth Series upon the transfer of its assets to the Massachusetts Investors Growth Stock Series in exchange for Reorganization Shares and the assumption by the Massachusetts Investors Growth Stock Series of the Strategic Growth Series’ liabilities, or upon the distribution of the Reorganization Shares by the Strategic Growth Series to the Separate Accounts, as shareholders, in liquidation;

(c)                                  under Section 354 of the Code, no gain or loss will be recognized by the Separate Accounts, as shareholders of the Strategic Growth Series, on the distribution of Reorganization Shares to them in exchange for their shares of the Strategic Growth Series;

(d)                                 under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Separate Accounts, as Strategic Growth Series’ shareholders, receive in exchange for their Strategic Growth Series shares will be the same as the aggregate tax basis of the Strategic Growth Series shares exchanged therefor;

(e)                                  under Section 1223(1) of the Code, the holding period of each Company, as a Strategic Growth Series shareholder, for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Strategic Growth Series shares exchanged for the Reorganization Shares, provided that it held the Strategic Growth Series shares as a capital asset;

(f)                                    under Section 1032 of the Code, no gain or loss will be recognized by the Massachusetts Investors Growth Stock Series upon receipt of the assets transferred to the Massachusetts Investors Growth Stock Series pursuant to the Plan in exchange for the Reorganization Shares and the assumption by the Massachusetts Investors Growth Stock Series of the liabilities of the Strategic Growth Series;

(g)                                 under Section 362(b) of the Code, the Massachusetts Investors Growth Stock Series’ tax basis in the assets that the Massachusetts Investors Growth Stock Series receives from the Strategic Growth Series will be the same as the Strategic Growth Series’ tax basis in such assets immediately prior to such exchange;

(h)                                 under Section 1223(2) of the Code, the Massachusetts Investors Growth Stock Series’ holding periods in such assets will include the Strategic Growth Series’ holding periods in such assets; and

(i)                                     under Section 381 of the Code, the Massachusetts Investors Growth Stock Series will succeed to the capital loss carryovers of the Strategic Growth Series, if any, but the use by the Massachusetts Investors Growth Stock Series of any such capital loss carryovers (and of capital loss carryovers of the Massachusetts Investors Growth Stock Series) may be subject to limitation under Section 381, 382, 383, and 384 of the Code.

The opinion will be based on certain factual certifications made by officers of MFS/Sun Life Series Trust, on behalf of each of the Series, and will also be based on customary assumptions.  Notwithstanding the above, Ropes & Gray LLP will express no view with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  Each Series has agreed to make and provide additional representations to tax counsel with respect to each Series that are reasonably requested by tax counsel.  A Series may not waive in any material respect the receipt of the tax opinions as a condition to the confirmation and to the reorganization.

Prior to the Exchange Date, the Strategic Growth Series will declare a distribution to the Companies as shareholders, which together with all previous distributions, will have the effect of distribution to the Companies as shareholders of all of the Strategic Growth Series’ investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any Company, as a Strategic Growth Series shareholder. The Companies, as shareholders, are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.  The following table shows the capitalization of the Series as of December 31, 2006, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Strategic Growth Series	Massachusetts Investors Growth Stock Series	Pro Forma Adjustments		Pro Forma Combined Series
Net assets
Initial Class	$30,385,000	$336,383,281	—		$366,768,281
Service Class	$40,045,646	$88,696,155	—		$128,741,801
Shares outstanding
Initial Class	3,677,536	31,973,315	2,888,308	(a)	34,861,623
Service Class	4,898,085	8,503,834	3,839,467	(a)	12,343,301
Net asset value per share
Initial Class	$8.26	$10.52	—		$10.52
Service Class	$8.18	$10.43	—		$10.43

(a)          If the reorganization had taken place on December 31, 2006, the Strategic Growth Series would have received 2,888,308 and 3,839,467 Initial Class shares and Service Class shares, respectively, of the Massachusetts Investors Growth Stock Series, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares that the Strategic Growth Series will receive on the Exchange Date.  The foregoing is merely an example of what the Strategic Growth Series would have received and distributed had the reorganization been consummated on December 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Unaudited pro forma combined financial statements of the Series as of December 31, 2006 and for the twelve-month period then ended are included in the Statement of Additional Information relating this Prospectus/Proxy Statement and to the proposed reorganization.  Because the Plan provides that the Massachusetts Investors Growth Stock Series will be the surviving Series following the reorganization, and because the Massachusetts Investors Growth Stock Series’ investment objective and investment policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Strategic Growth Series to the Massachusetts Investors Growth Stock Series as contemplated by the Plan.

The Trustees of the Strategic Growth Series, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote.  The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a ‘‘majority of the outstanding voting securities’’ of the Strategic Growth Series entitled to vote. Under the 1940 Act, the vote of a ‘‘majority of the outstanding voting securities’’ means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the power of the outstanding voting securities.

Record Date, Quorum, and Method of Tabulation.  Shareholders of record of the Strategic Growth Series at the close of business on April [2], 2007 (the ‘‘record date’’) will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  The holders of a majority of the voting power of the shares of the Strategic Growth Series outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting.  Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.  Because the Companies are the sole stockholders of the Strategic Growth Series, their presence at the Meeting in person or by proxy will meet the quorum requirement for the Series.

Contract Holders are being asked to give their voting instructions on the proposal discussed in this Prospectus/Proxy Statement.  Please follow the directions on your voting instruction card, which accompanies this Prospectus/Proxy Statement.  Contract Holders are eligible to provide voting instructions for use at the Meeting if, at the close of business on April [2], 2007, they owned a Contract and some or all of the value of the Contract was allocated for investment in the Strategic Growth Series.  The Companies, which are the record shareholders of the Strategic Growth Series, will vote the Series’ shares attributable to a Contract Holder’s Contract in accordance with the voting instructions a Contract Holder provides on the voting instruction card if it is properly executed and returned in a timely manner.  If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted ‘‘for’’ the proposal described in this Prospectus/Proxy Statement. The Companies will vote the shares attributable to Contracts for which they do not receive a voting instruction card and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts in the same proportion as the shares for which they receive a voting instruction card. [A representative of the Companies will be attending the Meeting and casting the votes on behalf of the Contract Holders.]  Because the Companies will vote the Strategic Growth Series’ shares attributable to Contracts for which they do not receive voting instructions in the same proportion as the shares for which they do receive voting instructions, a small number of Contract Holders may determine the outcome of the vote.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Strategic Growth Series as the vote tabulators for the Meeting.  The vote tabulators will count the total number of votes cast ‘‘for’’ approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast.  The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the proposal.

Each Company may be deemed to be a control person of each Series by virtue of record ownership of substantially all of the Series’ shares through its Separate Accounts as of the record date.  As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Strategic Growth Series.  To the best of the knowledge of the Strategic Growth Series, [no] Contract Holders owned beneficially 5% or more of any of the classes of the Strategic Growth Series’ outstanding shares as of the record date.

The votes of the shareholders of the Massachusetts Investors Growth Stock Series are not being solicited, because their approval or consent is not necessary for this transaction.  As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of the outstanding shares of the Massachusetts Investors Growth Stock Series.  To the best of the knowledge of the Massachusetts Investors Growth Stock Series, [no]

Contract Holders owned beneficially 5% or more of the outstanding shares of the Massachusetts Investors Growth Stock Series as of the record date.

Solicitation of Proxies. The solicitation is being made primarily by the mailing of this Prospectus/Proxy Statement and the accompanying proxy card or voting instruction form on or about April [16], 2007.  In addition to soliciting proxies and voting instructions by mail, the Trustees and employees of Sun Life Assurance Company of Canada (U.S.) and its affiliates may solicit voting instructions in person or by telephone.  [In addition, the Strategic Growth Series may retain at its own expense a company to aid in the solicitation of proxies and voting instructions for a fee of approximately [     ] plus reasonable out-of-pocket expenses for proxy solicitation services]. The Strategic Growth Series may also arrange to have votes and voting instructions recorded by telephone or the [Internet].  The Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy materials to and obtaining or soliciting voting instructions from Contract Holders.

Revocation of Proxies. Proxies and voting instructions may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Strategic Growth Series, by properly executing a later-dated proxy or voting instruction card, or by attending the Meeting and voting in person, or, in the case of Contract Holders, by providing voting instructions to the Companies at the Meeting.

Shareholder Proposals. The Strategic Growth Series does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Series at the next meeting of shareholders should send the proposal to the Strategic Growth Series, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of votes or voting instructions. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxies that direct them to abstain from voting on the proposal. The Strategic Growth Series pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

The financial statements of the Strategic Growth Series and the Massachusetts Investors Growth Stock Series for the fiscal year ended December 31, 2006, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and have been incorporated by reference into the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Strategic Growth Series and the Massachusetts Investors Growth Stock Series are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with these laws, the Series each file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Strategic Growth Series knows of no business other than the matters specified above that will be presented at the Meeting.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Legal Proceedings

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

April [16], 2007

STRATEGIC GROWTH SERIES, a series of
MFS/SUN LIFE SERIES TRUST
500 Boylston Street
Boston, MA 02116

Appendix A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made this [1st] day of            2007, by MFS/Sun Life Series Trust, a Massachusetts business trust with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 (the “Trust”), on behalf of MFS/Sun Life Strategic Growth Series (the “Acquired Series”) and MFS/Sun Life Massachusetts Investors Growth Stock Series (the “Surviving Series”), each a segregated portfolio of assets (“series”) thereof.  Each of the Acquired Series and the Surviving Series are also referred to herein as a “Series” and, together, as the “Series.”

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Series to the Surviving Series in exchange solely for the assumption by the Surviving Series of the Liabilities (as defined herein) of the Acquired Series and the issuance to the Acquired Series of shares of beneficial interest, no par value (“shares”), in the Surviving Series (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Series in liquidation of the Acquired Series as provided herein and (3) the termination of the Acquired Series, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Series and the Acquired Series contained herein shall be deemed to be representations, warranties, covenants and obligations of the Trust, acting on behalf of the Acquired Series and the Surviving Series, respectively, and all rights and benefits created hereunder in favor of the Surviving Series and the Acquired Series shall inure to, and shall be enforceable by, the Trust, acting on behalf of the Acquired Series and the Surviving Series, respectively.

The Acquired Series’ shares all are held by certain separate accounts established by Sun Life Assurance Company Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively, the “Insurance Companies”) to fund variable annuity and life insurance contracts and certain other types of insurance contracts (collectively, the “Separate Accounts”), and the Surviving Series’ shares also all are held by separate accounts established by the Insurance Companies to serve the same purpose.  Under applicable law, the assets of all such accounts (i.e., the Series’ shares) are the property of the Insurance Companies (which are the owners of record of all those shares) and are held for the benefit of the holders of such contracts.

The Acquired Series’ shares are divided into two classes, designated Initial Class and Service Class shares (the “Initial Class Acquired Series Shares” and the “Service Class Acquired Series Shares,” respectively, and together, the “Acquired Series Shares”). The Surviving Series’ shares also are divided into two classes (the “Surviving Series Shares”), designated Initial Class and Service Class shares (the “Initial Class Reorganization Shares” and the “Service Class Reorganization Shares,” respectively, and, together, the “Reorganization Shares”).  Each class of Acquired Series Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Series’ Initial Class and Service Class shares correspond to the Surviving Series’ Initial Class and Service Class shares, respectively.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1  The Acquired Series will transfer to the Surviving Series all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Series’ Treasurer or Assistant Treasurer and delivered by the Acquired Series to the Surviving Series pursuant to paragraph 5.6 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Series of all of the liabilities of the Acquired Series as set forth in the Statement of Assets and Liabilities (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Series to the Acquired Series, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Series shareholders of record determined as of the Valuation Time (the “Acquired Series Shareholders”), for the pro rata benefit of their respective Separate Account holders determined as of the Valuation Time, of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2  The Acquired Series has provided the Surviving Series with a list of the current securities holdings and other assets of the Acquired Series as of the date of execution of this Plan. The Acquired Series reserves the right to sell any of these securities or other assets prior to the Closing in the ordinary course of business.

1.3  On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Series will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Series Shareholders, for the pro rata benefit of their respective Separate Account holders, in actual or constructive exchange for their Acquired Series Shares in complete liquidation of the Acquired Series.  Such distribution will be accomplished by the transfer of the Initial Class and Service Class Reorganization Shares then credited to the account of the Acquired Series on the books of the Surviving Series to open accounts on the share records of the Surviving Series in the names of the Acquired Series Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Initial Class and Service Class Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Series Shareholder of Initial Class and Service Class Acquired Series Shares shall be credited with the respective pro rata number of Initial Class and Service Class (as applicable) Reorganization Shares due that shareholder).  The Surviving Series will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4  The Acquired Series shall use reasonable efforts to ensure that Acquired Series Shareholders holding certificates representing their ownership of Acquired Series Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Series may require (collectively, an “Affidavit”), to the Acquired Series prior to the Closing Date. Any Acquired Series Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Series Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Series subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5  Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Series Shares on the books of the Acquired Series as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6   The legal existence of the Acquired Series shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1  The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Series, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust (“the Declaration of Trust”) or Master Amended and Restated By-Laws (the “By-Laws”) and the Surviving Series’ then-current prospectus and statement of additional information (collectively, the “Surviving Series Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Series, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in the Declaration of Trust or By-Laws and the Acquired Series’ then-current prospectus and statement of additional information (collectively, the “Acquired Series Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Series’ net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Series Valuation Procedures or Acquired Series Valuation Procedures with respect to a portfolio security or other asset of either Series shall be made in accordance with the applicable Series’ Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2  The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Series shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Initial Class Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Series Value”) attributable to the Initial Class Acquired Series Shares by the net asset value of an Initial Class Reorganization Share (computed as set forth in such paragraph), and (b) the number of Service Class Reorganization Shares shall be determined by dividing the Acquired Series Value attributable to the Service Class Acquired Series Shares by the net asset value of a Service Class Reorganization Share (as so computed).

2.3  Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Series and the Acquired Series, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Series and the Acquired Series, as applicable, using the relevant Series’ Valuation Procedures.

3. Closing and Closing Date

3.1  The Closing Date shall be June 22, 2007 or such other date on or before September 30, 2007 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2  Portfolio securities shall be transferred by the Acquired Series to the Custodian for the account of the Surviving Series on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS/Sun Life Massachusetts Investors Growth Stock Series” or in the name of any successor organization.

3.3  If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2007, this Plan may be terminated by either Series upon the giving of written notice to the other.

3.4  The Acquired Series shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Series Shareholders and the number of outstanding Acquired Series Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Series shall issue and deliver to the Acquired Series a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Series that such Reorganization Shares have been credited to the Acquired Series’ account on the books of the Surviving Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1  The Acquired Series represents and warrants to the Surviving Series, as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Series, to carry out its obligations under this Plan. Neither the Trust nor the Acquired Series is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust, subject to the approval of the shareholders of the Acquired Series. The Trust has all necessary federal, state and local authorizations to own all of the properties and assets of the Trust and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Series is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The Trust is not, and the execution, delivery and performance of this Plan by the Trust will not result in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Series is a party or by which the Trust or the Acquired Series is bound;

(d) The Acquired Series has no material contracts or other commitments (other than this Plan and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Series’ obligations under this Plan) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Trust or the Acquired Series (or the Surviving Series);

(e) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Series, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Acquired Series, threatened against the Trust or the Acquired Series or any of its properties or assets. Neither the Trust nor the Acquired Series know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Series is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Series as of December 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended December 31, 2006 and December 31, 2005 (copies of which have been furnished to the Surviving Series) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Series as of December 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Series as of the respective dates thereof not disclosed therein;

(g) Since December 31, 2006, there has not been any material adverse change in the Acquired Series’ financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust, on behalf of the Surviving Series.  For the purposes of this subparagraph (g), a decline in net asset value per Acquired Series Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Series, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h)  As of the Closing Date, the Acquired Series will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Trust’s officers, are required to have been filed by the Acquired Series by such date and all such returns and reports were complete and accurate in all material respects.  The Acquired Series has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Series.  All tax liabilities of the Acquired Series have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Series has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i)  For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Series has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Acquired Series for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2007 and ending on the Closing Date;

The Acquired Series will declare to the Acquired Series shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Series shareholders (a) all of the excess of (i) the Acquired Series’ investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Series’ deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Series’ investment company taxable income (as defined in section 852 of the Code), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Series’ net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on December 31, 2006 and the short taxable year beginning on January 1, 2007 and ending on the Closing Date.  Such dividends will be made to ensure continued qualification of the Acquired Series as a “regulated investment company” for tax purposes and to eliminate fund-level tax;

(j) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into twenty-eight series and, with respect to the Acquired Series, into two classes at the date hereof. All issued and outstanding Acquired Series Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Acquired Series’ current prospectus and statement of additional information). All of the issued and outstanding Acquired Series Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Series Shares, nor is there outstanding any security convertible into any Acquired Series Shares;

(k) Except as previously disclosed to the Trust, at the Closing Date the Acquired Series will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Series will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Series (with the exception of the approval of this Plan by the Acquired Series’ shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Series), and this Plan constitutes a valid and binding obligation of the Acquired Series enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Series (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Series for inclusion therein, as covered by the Trust’s representation and warranty in paragraph 4.2(n) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Series, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Series Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Series;

(q) The then current prospectus and statement of additional information of the Acquired Series, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Series incurred the Liabilities in the ordinary course of its business.

4.2  The Surviving Series represents and warrants to the Acquired Series as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Plan.  Neither the Trust nor the Surviving Series is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust on behalf of the Surviving Series.  The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Series is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Series, each dated May 1, 2006, as supplemented and updated from time to time (collectively, the “Surviving Series Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Series for inclusion therein as covered by the Acquired Series’ representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Series will have good and marketable title to its assets;

(e) The Trust is not, and the execution, delivery and performance of this Plan will not result, in violation of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Surviving Series is a party or by which the Trust or the Surviving Series is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Series, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Surviving Series, threatened against the Trust or the Surviving Series or any of its properties or assets.  Neither the Trust nor the Surviving Series know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Surviving Series is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Series as of December 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended December 31, 2006 and December 31, 2005 (copies of which have been furnished to the Acquired Series) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Series as of December 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Series as of the respective dates thereof not disclosed therein;

(h) Since December 31, 2006, there has not been any material adverse change in the Surviving Series’ financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series.  For the purposes of this subparagraph (h), a decline in net asset value per Surviving Series Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Series, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Surviving Series, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to be filed by the Surviving Series, and all such returns and reports were complete and accurate in all material respects.  The Surviving Series, has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Series.  All tax liabilities of the Surviving Series have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Series has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j)  For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Series has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Series for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2007 and ending on the Closing Date;

(k) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into twenty-eight series and, with respect to the Surviving Series, into two classes at the date hereof.  All issued and outstanding Surviving Series Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Series (except as described in the Surviving Series’ current prospectus and statement of additional information).  The Surviving Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Series Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Surviving Series, and this Plan constitutes a valid and binding obligation of the Surviving Series enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Series pursuant to the terms of this Plan will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Series Shares and will be fully paid and nonassessable by the Surviving Series (except as described in the Surviving Series’ current prospectus and statement of additional information);

(n) The information to be furnished by the Surviving Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) The Trust, on behalf of the Surviving Series, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Series after the Closing Date;

(p) All of the Surviving Series’ issued and outstanding Surviving Series Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Series;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Series, of the transactions contemplated by this Plan, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Series’ assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1  Each Series will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2  The Trust will call a meeting of shareholders of the Acquired Series (the “Meeting”) to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  The Trust covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.4  The Trust will provide such information as the Surviving Series reasonably requests concerning the ownership of Acquired Series Shares, including the information specified in paragraph 3.4 hereof.

5.5  Subject to the provisions of this Plan, the Trust, on behalf of each of the Acquired Series and the Surviving Series, will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6  The Trust, on behalf of the Acquired Series, will furnish to the Surviving Series on the Closing Date the Statement of Assets and Liabilities.  As promptly as practicable, but in any case within 60 days after the Closing Date, the Trust, on behalf of the Acquired Series, or its designee will furnish to the Surviving Series, in such form as is reasonably satisfactory to the Surviving Series, a statement of the earnings and profits of the Acquired Series for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Series will succeed to and take into account as a result of Section 381 of the Code.

5.7  The Trust, on behalf of the Surviving Series, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8  The Trust, on behalf of the Surviving Series, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Plan.

5.9  The Trust agrees to provide the Surviving Series with information applicable to the Acquired Series required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of the Trust on behalf of the Acquired Series

The obligations of the Trust, on behalf of the Acquired Series, to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Series of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Trust, on behalf of the Surviving Series, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Trust, on behalf of the Surviving Series, shall have delivered to the Acquired Series on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Series, and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Series, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Surviving Series shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Acquired Series shall reasonably request; and

6.3  The Acquired Series shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Series’ investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Series, to the effect that:

(a)     The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Surviving Series is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b)             this Plan has been duly authorized, executed and delivered by the Surviving Series and, assuming that the Surviving Series prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquired Series, is a valid and binding obligation of the Trust and the Surviving Series enforceable against the Trust and the Surviving Series in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)              assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Series on behalf of the Acquired Series Shareholders as provided by this Plan are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Series (except as described in the Surviving Series’ current prospectus and statement of additional information), and no shareholder of the Surviving Series has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-Laws;

(d)             the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Surviving Series is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Series is a party or by which it is bound;

(e)              to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Surviving Series of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)                the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust or the Surviving Series, are accurate in all material respects;

(g)               to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Surviving Series existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)               to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i)                   except as may have been previously disclosed by the Trust, on behalf of the Surviving Series, in writing to the Acquired Series, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Trust or the Surviving Series or any of their properties or assets, and neither the Trust nor the Surviving Series is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Series and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Series, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Acquired Series, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Acquired Series, its Board of Trustees and its officers.  Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Acquired Series may reasonably request.

7. Conditions Precedent to Obligations of the Trust on behalf of the Surviving Series

The obligations of the Trust, on behalf of the Surviving Series, to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust, on behalf of the Acquired Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Trust, on behalf of the Acquired Series, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Trust, on behalf of the Acquired Series, shall have delivered to the Surviving Series the Statement of Assets and Liabilities, together with a list of the Acquired Series’ portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3  The Trust, on behalf of the Acquired Series, shall have delivered to the Surviving Series on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Series and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Series, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Acquired Series shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Surviving Series shall reasonably request;

7.4  The Surviving Series shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Series’ investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Series to the effect that:

(a)              The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Acquired Series is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b)             this Plan has been duly authorized, executed and delivered by the Trust and, assuming that the Surviving Series prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust, on behalf of the Surviving Series, is a valid and binding obligation of the Trust and the Acquired Series enforceable against the Trust and the Acquired Series in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)                The Trust, on behalf of the Acquired Series, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Plan, the Acquired Series will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Series;

(d)             the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Acquired Series is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Acquired Series is a party or by which it is bound;

(e)              to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)                the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust and the Acquired Series, are accurate in all material respects;

(g)             to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Acquired Series existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h)             assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Series’ registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Series are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Series’ current prospectus and statement of additional information);

(i)                   to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j)                   except as may have been previously disclosed by the Trust on behalf of the Acquired Series, in writing to the Surviving Series, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Trust or the Acquired Series or any of the Acquired Series’ properties or assets, and the Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Trust or the Acquired Series, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Surviving Series, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Surviving Series, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Series may reasonably request.

7.5  The assets of the Acquired Series to be acquired by the Surviving Series will include no assets which the Surviving Series, by reason of limitations contained in the Declaration of Trust or of investment restrictions disclosed in the Surviving Series’ prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8.               Further Conditions Precedent to Obligations of the Trust on behalf of the Surviving Series and the Acquired Series

The obligations of the Trust, on behalf of the Acquired Series, hereunder are, at the option of the Surviving Series, and the obligations of the Trust, on behalf of the Surviving Series, hereunder are, at the option of the Acquired Series, each subject to the further conditions that on or before the Closing Date:

8.1  This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Series Shares in accordance with the provisions of the Declaration of Trust and By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Series;

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Surviving Series or the Acquired Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Series, provided that either the Surviving Series or the Acquired Series may waive any such conditions for itself, respectively;

8.4  The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The Acquired Series shall have declared to Acquired Series shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Series shareholders (a) all of the excess of (i) the Acquired Series’ investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Series’ deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Series’ investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Series’ net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on December 31, 2006 and the short taxable year beginning on January 1, 2007 and ending on the Closing Date;

8.6  The Trust, on behalf of both the Acquired Series and the Surviving Series, shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”).  In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a)                      the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Series and the Acquired Series each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)                     no gain or loss will be recognized by the Surviving Series upon the receipt of the Assets of the Acquired Series in exchange for Reorganization Shares and the assumption by the Surviving Series of the Liabilities of the Acquired Series;

(c)                      the basis in the hands of the Surviving Series of the Assets of the Acquired Series transferred to the Surviving Series in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Series immediately prior to the transfer;

(d)                     the holding periods of the Assets of the Acquired Series in the hands of the Surviving Series will include the periods during which such Assets were held by the Acquired Series;

(e)                      no gain or loss will be recognized by the Acquired Series upon the transfer of the Acquired Series’ Assets to the Surviving Series in exchange for the Reorganization Shares and the assumption by the Surviving Series of the Liabilities of the Acquired Series, or upon the distribution of the Reorganization Shares by the Acquired Series to its separate account shareholders in liquidation pursuant to this Plan;

(f)                        no gain or loss will be recognized by the separate accounts as Acquired Series Shareholders upon the exchange of their Acquired Series shares for Reorganization Shares;

(g)                     the aggregate basis of the Reorganization Shares that a separate account, as an Acquired Series Shareholder, receives in connection with the Reorganization will be the same as the aggregate basis of its Acquired Series shares exchanged therefore;

(h)                     the holding period of each separate account as an Acquired Series Shareholder for its Reorganization Shares will be determined by including the period for which it held the Acquired Series shares exchanged therefore, provided that it held such Acquired Series shares as capital assets; and

(i)                         the Surviving Series will succeed to and take into account the items of the Acquired Series described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Series or any Acquired Series Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  The Trust agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Series and the Acquired Series, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion.  Notwithstanding anything herein to the contrary, the Trust may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7  The Board of Trustees of each Series shall have determined, with respect to each Series, that the Reorganization is in the best interests of the Series and is not dilutive of the interests of the Series’ existing shareholders and, based on such determinations, shall have approved this Plan and the transactions contemplated thereby.

9.               Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1  The Surviving Series and the Acquired Series each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Plan in connection with the transactions provided for herein.

9.2  Each Series will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

9.3  Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Series Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Series CDSC schedule and the methodology of aging such shares as set forth in the Surviving Series Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Series Shares, and the Reorganization Shares received by Acquired Series Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, be treated as if purchased on the original date of purchase of such Acquired Series Shares.

9.4  The Trust agrees that it or its designee shall, on behalf of the Acquired Series, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Series required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Series as has been customarily provided by the Acquired Series, all with respect to the fiscal period commencing January 1, 2007 and ending on the Closing Date.

9.5  The Trust, on behalf of the Acquired Series, agrees that it or its designee shall deliver to the Surviving Series on the Closing Date or as soon thereafter as possible: (a) Acquired Series shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended December 31, 2005 and December 31, 2006, and the short taxable year commencing on January 1, 2007 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Series Shares issued since inception of the Acquired Series (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Series Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Series Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Series may reasonably request.

10.         Entire Agreement

The Surviving Series and the Acquired Series agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Plan constitutes the entire agreement between the parties.

11. Termination

11.1  This Plan may be terminated by the mutual agreement of the Surviving Series and the Acquired Series.  In addition, either party may at its option terminate this Plan unilaterally at or prior to the Closing Date because of:

(a)                    a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b)                   a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Surviving Series, or the Acquired Series, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Plan.

12. Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Series and the Surviving Series; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Series Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to the Trust, on behalf of the MFS/Sun Life Massachusetts Investors Growth Stock Series or the MFS/Sun Life Strategic Growth Series (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1  The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2  This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.3  This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.4  A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Acquired Series acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Series’ trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Series in accordance with its proportionate interest hereunder.  The Acquired Series further acknowledges that the assets and liabilities of each series of the Surviving Series are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Series.

14.5  A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Surviving Series acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Series’ trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Acquired Series in accordance with its proportionate interest hereunder.  The Surviving Series further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Series.

14.6  Notwithstanding Article 12 of this Plan, but subject to the first proviso contained therein, either party to this Plan, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by a duly authorized officer thereof.

MFS/SUN LIFE SERIES TRUST, on its behalf and on behalf of MASSACHUSETTS INVESTORS GROWTH STOCK SERIES, one of its series

By:

Susan S. Newton
Assistant Secretary

MFS/SUN LIFE SERIES TRUST, on its behalf and on behalf of STRATEGIC GROWTH SERIES, one of its series

By:

Maria F. Dwyer
President

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

STRATEGIC GROWTH SERIES

by and exchange for shares of

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES,

each a series of MFS/Sun Life Series Trust

April 16, 2007

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the Massachusetts Investors Growth Stock Series (the “Massachusetts Investors Growth Stock Series”) dated April 16, 2007 relating to the sale of all or substantially all of the assets of the Strategic Growth Series (the “Strategic Growth Series”) to the Massachusetts Investors Growth Stock Series.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.  This Statement should be read in conjunction with the Prospectus.  Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or by calling 1-800-225-2606.

TABLE OF CONTENTS

Additional Information about the Massachusetts Investors Growth Stock Series	B-1
Additional Information about the Strategic Growth Series	B-2
Independent Registered Public Accounting Firm and Financial Statements	B-2
Unaudited Pro Forma Financial Statements	B-2

ADDITIONAL INFORMATION ABOUT THE MASSACHUSETTS INVESTORS

GROWTH STOCK SERIES

The Massachusetts Investors Growth Stock Series Statement of Additional Information dated May 1, 2006, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE STRATEGIC GROWTH SERIES

The Strategic Growth Series Statement of Additional Information dated May 1, 2006, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Massachusetts Investors Growth Stock Series and for the Strategic Growth Series, providing audit services, tax return review, and other related  services and assistance  in connection with the  review of various Securities and Exchange Commission filings for Strategic Growth Series and Massachusetts Investors Growth Stock Series.

The following documents are incorporated by reference into this Statement: (i) the Massachusetts Investors Growth Stock Series Annual Report for the fiscal year ended December 31, 2006; and (ii) the Strategic Growth Series Annual Report for the fiscal year ended December 31, 2006.  The audited annual financial statements for the Massachusetts Investors Growth Stock Series and the Strategic Growth Series are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on December 31, 2006 and the unaudited pro forma combined statement of operations for the twelve months ended December 31, 2006 presents the results of operations of Massachusetts Investors Growth Stock Series as if the combination with Strategic Growth Series had been consummated on the first day of the twelve-month period ended December 31, 2006.  The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the twelve-month period ended December 31, 2006.  The historical statements have been derived from the Massachusetts Investors Growth Stock Series and the Strategic Growth Series

books and records utilized in calculating daily net asset value on December 31, 2006 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Strategic Growth Series to the Massachusetts Investors Growth Stock Series in exchange for the assumption by the Massachusetts Investors Growth Stock Series of the stated liabilities of the Strategic Growth Series and for a number of the Massachusetts Investors Growth Stock Series shares equal in value to the value of the net assets of the Strategic Growth Series transferred to the Massachusetts Investors Growth Stock Series.  Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Massachusetts Investors Growth Stock Series for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Massachusetts Investors Growth Stock Series and the Strategic Growth Series incorporated by reference in this Statement of Additional Information.

Pro Forma Combined Statement of Assets and Liabilities (unaudited)

December 31, 2006

	Massachusetts Investors Growth Stock Series	Strategic Growth Series	Pro Forma Adjustments		Pro Forma Combined Series
Assets:
Investments:
Unaffiliated issuers, at identified cost	$403,157,360	$67,614,074	$—		$470,771,434
Unrealized appreciation (depreciation)	27,305,551	5,025,374	—		32,330,925
Total investments, at value*	$430,462,911	$72,639,448	$—		$503,102,359
Cash	—	665	—		665
Receivable for investments sold	1,145,426	—	—		1,145,426
Receivable for series shares sold	9,270	—	—		9,270
Interest and dividends receivable	426,279	51,244	—		477,523
Other assets	16,129	3,310	—		19,439
Total assets	$432,060,015	$72,694,667	$—		$504,754,682
Liabilities:
Payable to custodian	$651	$—	$—		$651
Payable for investments purchased	—	182,063	—		182,063
Payable for series shares reacquired	152,142	5,050	—		157,192
Collateral for securities loaned, at value	6,712,466	2,014,182	—		8,726,648
Payable to affiliates
Management fee	35,163	5,812	—		40,975
Distribution fees	2,439	1,101	—		3,540
Administrative services fee	1,317	221	—		1,538
Payable for independent trustees’ compensation	882	332	—		1,214
Accrued expenses and other liabilities	75,519	55,260	—		130,779
Total liabilities	$6,980,579	$2,264,021	$—		$9,244,600
Net assets	$425,079,436	$70,430,646	$—		$495,510,082

Net assets consist of:
Paid-in capital	$788,173,916	$108,061,092	$—		$896,235,008
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	27,305,782	5,025,594	—		32,331,376
Accumulated net realized gain (loss) on investments and foreign currency transactions	(391,705,266)	(42,656,040)	—		(434,361,306)
Undistributed net investment income (loss)	1,305,004	—	—		1,305,004
Net assets	$425,079,436	$70,430,646	$—		$495,510,082

Net assets:
Initial Class	$336,383,281	$30,385,000	$—		$366,768,281
Service Class	88,696,155	40,045,646	—		128,741,801
Total	$425,079,436	$70,430,646	$—		$495,510,082

Shares outstanding:
Initial Class	31,973,315	3,677,536	2,888,308	(a)	34,861,623
Service Class	8,503,834	4,898,085	3,839,467	(a)	12,343,301
Total	40,477,149	8,575,621	6,727,775		47,204,924

Net asset value:
Initial Class	$10.52	$8.26			$10.52
Service Class	$10.43	$8.18			$10.43

* Includes $6,553,922 and $1,965,051, respectively, of securities on loan.

(a) If the reorganization had taken place on December 31, 2006, the Strategic Growth Series would have received 2,888,308 and 3,839,467 shares for the Initial Class and Service Class, respectively, of the Massachusetts Investors Growth Stock Series, which would be available for distribution to its shareholders.  No assurances can be given as to the number of Reorganization Shares the Strategic Growth Series will receive on the Exchange Date.  The foregoing is merely an example of what the Strategic Growth Series would have received and distributed had the reorganization been consummated on December 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

See Notes to Financial Statements

Pro Forma Combined Statement of Operations (unaudited)

For the year ended December 31, 2006

	Massachusetts Investors Growth Stock Series	Strategic Growth Series	Pro Forma Adjustments		Pro Forma Combined Series
Net investment income (loss):
Income-
Dividends	$4,062,228	$463,115	$—		$4,525,343
Interest	1,179,470	90,281	—		1,269,751
Income on securities loaned	24,420	8,703	—		33,123
Foreign taxes withheld	(54,741)	(15,358)	—		(70,099)
Total investment income	$5,211,377	$546,741	$—		$5,758,118

Expenses -
Management fee	$3,368,972	$545,947	$—		$3,914,919
Distribution fees	222,185	99,931	—		322,116
Administrative services fee	109,340	17,730	14,405	(d)	141,475
Independent trustees’ compensation	44,092	7,493	(7,493	)(a)	44,092
Custodian fee	78,874	32,969	(25,000	)(a)	86,843
Shareholder communications	16,694	2,899	(2,000	)(a)	17,593
Auditing fees	36,288	36,018	(36,018	)(a)	36,288
Legal fees	3,745	5,191	(3,000	)(a)	5,936
Miscellaneous	33,395	14,813	(6,000	)(a)	42,208
Total expenses	$3,913,585	$762,991	$(65,106)		$4,611,470
Fees paid indirectly	(9,688)	(3,211)	—		(12,899)
Net expenses	$3,903,897	$759,780	$(65,106)		$4,598,571
Net investment income (loss)	$1,307,480	$(213,039)	$65,106		$1,159,547

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Realized gain (loss) (identified cost basis) -
Investment transactions	$17,621,334	$4,101,605	$—		$21,722,939
Foreign currency transactions	(1,347)	(1,011)	—		(2,358)
Net realized gain (loss) on investments and foreign currency transactions	$17,619,987	$4,100,594	$—		$21,720,581
Change in unrealized appreciation (depreciation) -
Investments	$12,893,009	$664,295	$—		$13,557,304
Translation of assets and liabilities in foreign currencies	(2,274)	220	—		(2,054)
Net unrealized gain (loss) on investments and foreign currency translation	$12,890,735	$664,515	$—		$13,555,250
Net realized and unrealized gain (loss) on investments and foreign currency	$30,510,722	$4,765,109	$—		$35,275,831
Change in net assets from operations	$31,818,202	$4,552,070	$65,106		$36,435,378

(a)          Expenditures are reduced as a result of the elimination of duplicative functions.

(d)         Expenditures are increased as a result of the current administrative services fee rates in effect for the pro forma combined Series.

See Notes to Financial Statements

Portfolio of Investments and Pro Forma Combined Portfolio of Investments (unaudited) as of 12/31/06

	Massachusetts Investors Growth Stock Series		Strategic Growth Series		Pro Forma	Pro Forma Combined Series
Common Stocks	Shares/Par	Value($)	Shares/Par	Value($)	Adjustments	Shares/Par	Value($)
Issuer
Aerospace
Boeing Co.	52,400	$4,655,216	—	$—		52,400	$4,655,216
Lockheed Martin Corp.	—	—	16,190	1,490,613		16,190	1,490,613
Precision Castparts Corp.	36,970	2,894,012	—	—		36,970	2,894,012
United Technologies Corp.	83,960	5,249,179	22,490	1,406,075		106,450	6,655,254
		$12,798,407		$2,896,688			$15,695,095
Apparel Manufacturers
Coach, Inc. (a)	50,100	$2,152,296	14,500	$622,920		64,600	$2,775,216
LVMH Moet Hennessy Louis Vuitton S.A.	29,400	3,102,113	—	—		29,400	3,102,113
NIKE, Inc., “B”	42,580	4,216,697	8,000	792,240		50,580	5,008,937
		$9,471,106		$1,415,160			$10,886,266
Automotive
Harman International Industries, Inc.	32,380	$3,235,086	9,900	$989,109		42,280	$4,224,195
Biotechnology
Amgen, Inc. (a)	108,110	$7,384,994	13,500	$922,185		121,610	$8,307,179
Celgene Corp. (a)	65,420	3,763,613	16,330	939,465		81,750	4,703,078
Genentech, Inc. (a)	—	—	9,410	763,433		9,410	763,433
Genzyme Corp. (a)	126,180	7,770,164	17,840	1,098,587		144,020	8,868,751
Gilead Sciences, Inc. (a)	—	—	5,330	346,077		5,330	346,077
Millipore Corp. (a)	—	—	7,610	506,826		7,610	506,826
		$18,918,771		$4,576,573			$23,495,344
Broadcasting
Grupo Televisa S.A., ADR	—	$—	23,340	$630,413		23,340	$630,413
News Corp., “A”	224,280	4,817,534	87,260	1,874,345		311,540	6,691,879
		$4,817,534		$2,504,758			$7,322,292
Brokerage & Asset Managers
Charles Schwab Corp.	273,820	$5,295,679	59,110	$1,143,187		332,930	$6,438,866
Chicago Mercantile Exchange Holdings, Inc., “A”	6,140	3,129,865	2,140	1,090,865		8,280	4,220,730
Goldman Sachs Group, Inc.	—	—	4,660	928,971		4,660	928,971
Merrill Lynch & Co., Inc.	23,930	2,227,883	—	—		23,930	2,227,883
Morgan Stanley	62,270	5,070,646	—	—		62,270	5,070,646
		$15,724,073		$3,163,023			$18,887,096
Business Services
Amdocs Ltd. (a)	205,220	$7,952,275	26,880	$1,041,600		232,100	$8,993,875
Automatic Data Processing, Inc.	52,520	2,586,610	—	—		52,520	2,586,610
CheckFree Corp. (a)	57,520	2,310,003	—	—		57,520	2,310,003
Cognizant Technology Solutions Corp., “A” (a)	—	—	10,800	833,328		10,800	833,328
First Data Corp.	288,090	7,352,057	52,160	1,331,123		340,250	8,683,180
Western Union Co.	140,090	3,140,818	52,160	1,169,427		192,250	4,310,245
		$23,341,763		$4,375,478			$27,717,241
Chemicals
Ecolab, Inc.	41,190	$1,861,788	—	$—		41,190	$1,861,788
Monsanto Co.	71,510	3,756,420	33,930	1,782,343		105,440	5,538,763
		$5,618,208		$1,782,343			$7,400,551

Computer Software
Adobe Systems, Inc. (a)	201,166	$8,271,946	51,380	$2,112,746	252,546	$10,384,692
Microsoft Corp.	324,424	9,687,301	—	—	324,424	9,687,301
Oracle Corp. (a)	381,050	6,531,197	—	—	381,050	6,531,197
		$24,490,444		$2,112,746		$26,603,190
Computer Software - Systems
Apple Computer, Inc. (a)	59,510	$5,048,828	13,460	$1,141,946	72,970	$6,190,774
Dell, Inc. (a)	86,500	2,170,285	—	—	86,500	2,170,285
Hewlett-Packard Co.	146,960	6,053,282	—	—	146,960	6,053,282
		$13,272,395		$1,141,946		$14,414,341
Conglomerates
Textron, Inc.	22,300	$2,091,071	—	$—	22,300	$2,091,071
Consumer Goods & Services
Colgate-Palmolive Co.	37,080	$2,419,099	—	$—	37,080	$2,419,099
eBay, Inc. (a)	115,120	3,461,658	17,330	521,113	132,450	3,982,771
Procter & Gamble Co.	153,041	9,835,945	—	—	153,041	9,835,945
		$15,716,702		$521,113		$16,237,815
Electrical Equipment
Danaher Corp.	14,800	$1,072,112	—	$—	14,800	$1,072,112
General Electric Co.	331,696	12,342,408	—	—	331,696	12,342,408
Rockwell Automation, Inc.	80,880	4,940,150	22,510	1,374,911	103,390	6,315,061
W.W. Grainger, Inc.	32,880	2,299,627	—	—	32,880	2,299,627
		$20,654,297		$1,374,911		$22,029,208
Electronics
Applied Materials, Inc.	208,160	$3,840,552	58,500	$1,079,325	266,660	$4,919,877
Intel Corp.	581,480	11,774,970	70,820	1,434,105	652,300	13,209,075
Marvell Technology Group Ltd. (a)	170,120	3,264,603	73,700	1,414,303	243,820	4,678,906
Samsung Electronics Co. Ltd., GDR	6,545	2,153,305	1,937	637,273	8,482	2,790,578
SanDisk Corp. (a)	27,310	1,175,149	22,560	970,757	49,870	2,145,906
		$22,208,579		$5,535,763		$27,744,342
Energy - Integrated
Exxon Mobil Corp.	35,330	$2,707,338	—	$—	35,330	$2,707,338
Food & Beverages
Nestle S.A.	13,053	$4,636,926	2,776	$986,142	15,829	$5,623,068
PepsiCo, Inc.	91,870	5,746,469	19,570	1,224,104	111,440	6,970,573
		$10,383,395		$2,210,246		$12,593,641
Food & Drug Stores
CVS Corp.	71,940	$2,223,665	—	$—	71,940	$2,223,665
Gaming & Lodging
Harrah’s Entertainment, Inc.	12,900	$1,067,088	—	$—	12,900	$1,067,088
International Game Technology	158,960	7,343,952	24,480	1,130,976	183,440	8,474,928
Las Vegas Sands Corp. (a)	14,090	1,260,773	7,990	714,945	22,080	1,975,718
Starwood Hotels & Resorts, Inc.	36,990	2,311,875	—	—	36,990	2,311,875
		$11,983,688		$1,845,921		$13,829,609
General Merchandise
Costco Wholesale Corp.	—	$—	13,340	$705,286	13,340	$705,286
Family Dollar Stores, Inc.	81,510	2,390,688	—	—	81,510	2,390,688
Target Corp.	100,860	5,754,063	—	—	100,860	5,754,063
		$8,144,751		$705,286		$8,850,037

Health Maintenance Organizations
UnitedHealth Group, Inc.	45,160	$2,426,447	—	$—	45,160	$2,426,447
Internet
Google, Inc., “A” (a)	19,930	$9,177,366	2,840	$1,307,763	22,770	$10,485,129
Yahoo!, Inc. (a)	133,900	3,419,806	13,720	350,409	147,620	3,770,215
		$12,597,172		$1,658,172		$14,255,344
Leisure & Toys
Electronic Arts, Inc. (a)	96,520	$4,860,747	20,490	$1,031,876	117,010	$5,892,623
Machinery & Tools
Deere & Co.	50,300	$4,782,021	7,220	$686,405	57,520	$5,468,426
Major Banks
Bank of New York Co., Inc.	—	$—	29,640	$1,166,927	29,640	$1,166,927
JPMorgan Chase & Co.	75,970	3,669,351	—	—	75,970	3,669,351
State Street Corp.	61,740	4,163,746	19,880	1,340,707	81,620	5,504,453
		$7,833,097		$2,507,634		$10,340,731
Medical & Health Technology & Services
Caremark Rx, Inc.	104,000	$5,939,440	—	$—	104,000	$5,939,440
Medical Equipment
Advanced Medical Optics, Inc. (a)(l)	113,270	$3,987,104	26,050	$916,960	139,320	$4,904,064
Baxter International, Inc.	90,730	4,208,965	—	—	90,730	4,208,965
Cytyc Corp. (a)	—	—	35,970	1,017,951	35,970	1,017,951
DENTSPLY International, Inc.	69,160	2,064,426	—	—	69,160	2,064,426
Medtronic, Inc.	152,330	8,151,178	19,600	1,048,796	171,930	9,199,974
St. Jude Medical, Inc. (a)	60,660	2,217,730	26,300	961,528	86,960	3,179,258
		$20,629,403		$3,945,235		$24,574,638
Network & Telecom
Cisco Systems, Inc. (a)	604,067	$16,509,151	86,970	$2,376,890	691,037	$18,886,041
Corning, Inc. (a)	88,250	1,651,158	—	—	88,250	1,651,158
Juniper Networks, Inc. (a)	65,760	1,245,494	31,560	597,746	97,320	1,843,240
QUALCOMM, Inc.	67,960	2,568,208	19,370	731,992	87,330	3,300,200
Research In Motion Ltd. (a)	—	—	1,900	242,782	1,900	242,782
		$21,974,011		$3,949,410		$25,923,421
Oil Services
GlobalSantaFe Corp.	100,040	$5,880,351	18,860	$1,108,591	118,900	$6,988,942
National-Oilwell Varco, Inc. (a)	—	—	12,500	764,750	12,500	764,750
Noble Corp.	52,220	3,976,553	—	—	52,220	3,976,553
Schlumberger Ltd.	37,170	2,347,657	15,600	985,296	52,770	3,332,953
Transocean, Inc. (a)	16,310	1,319,316	—	—	16,310	1,319,316
Weatherford International Ltd. (a)	43,860	1,832,909	—	—	43,860	1,832,909
		$15,356,786		$2,858,637		$18,215,423
Other Banks & Diversified Financials
American Express Co.	123,670	$7,503,059	25,560	$1,550,725	149,230	$9,053,784
SLM Corp.	100,820	4,916,991	—	—	100,820	4,916,991
UBS AG	108,721	6,604,964	24,190	1,459,383	132,911	8,064,347
		$19,025,014		$3,010,108		$22,035,122
Personal Computers & Peripherals
EMC Corp. (a)	176,900	$2,335,080	31,500	$415,800	208,400	$2,750,880
Network Appliance, Inc. (a)	—	—	15,600	612,768	15,600	612,768
Seagate Technology LLC	44,100	1,168,650	—	—	44,100	1,168,650
		$3,503,730		$1,028,568		$4,532,298

Pharmaceuticals
Allergan, Inc.	49,080	$5,876,839	11,590	$1,387,787	60,670	$7,264,626
Eli Lilly & Co.	80,260	4,181,546	—	—	80,260	4,181,546
GlaxoSmithKline PLC	—	—	37,650	991,083	37,650	991,083
Johnson & Johnson	156,720	10,346,654	17,400	1,148,748	174,120	11,495,402
Roche Holding AG	41,590	7,455,423	9,740	1,745,992	51,330	9,201,415
Wyeth	133,740	6,810,041	—	—	133,740	6,810,041
		$34,670,503		$5,273,610		$39,944,113
Railroad & Shipping
Burlington Northern Santa Fe Corp.	51,370	$3,791,620	—	$—	51,370	$3,791,620
Restaurants
YUM! Brands, Inc.	24,040	$1,413,552	—	$—	24,040	$1,413,552
Specialty Chemicals
Praxair, Inc.	17,200	$1,020,476	—	$—	17,200	$1,020,476
Specialty Stores
Best Buy Co., Inc.	—	$—	10,600	$521,414	10,600	$521,414
Lowe’s Cos., Inc.	109,330	3,405,633	33,500	1,043,525	142,830	4,449,158
Staples, Inc.	199,430	5,324,781	28,200	752,940	227,630	6,077,721
Williams-Sonoma, Inc. (l)	100,470	3,158,777	—	—	100,470	3,158,777
	409,230	$11,889,191		$2,317,879	409,230	$14,207,070
Telecommunications - Wireless
America Movil S.A. de C.V., “L”, ADR	83,120	$3,758,686	25,390	$1,148,136	108,510	$4,906,822
Telephone Services
American Tower Corp., “A” (a)(l)	—	$—	36,420	$1,357,738	36,420	$1,357,738
Tobacco
Altria Group, Inc.	41,320	$3,546,082	13,680	$1,174,018	55,000	$4,720,100
Trucking
FedEx Corp.	19,280	$2,094,194	—	$—	19,280	$2,094,194
Total Common Stocks (Identified Cost, $381,607,894 and $64,073,116, respectively)		$408,913,445		$69,098,490		$478,011,935
Repurchase Agreements
Merrill Lynch, 5.32%, dated 12/29/06, due 1/2/07, total to be received $14,843,578 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$14,837,000	$14,837,000	$—	$—	$14,837,000	$14,837,000
Short-Term Obligations
General Electric Capital Corp., 5.29%, due 1/02/07, at Amortized Cost (y)	$—	$—	$1,527,000	$1,526,776	$1,527,000	$1,526,776
Collateral for Securities Loaned
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	$6,712,466	$6,712,466	$2,014,182	$2,014,182	$8,726,648	$8,726,648
Total Investments (Identified Cost, $403,157,360 and $67,614,074, respectively)		$430,462,911		$72,639,448		$503,102,359
Other Assets, Less Liabilities		(5,383,475)		(2,208,802)		(7,592,277)
Net Assets		$425,079,436		$70,430,646		$495,510,082

(a) Non-income producing security.

(l) All or a portion of this security is on loan.

(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR    American Depository Receipt

GDR    Global Depository Receipt

See Notes to Financial Statements

Massachusetts Investors Growth Stock Series

and Strategic Growth Series

Notes to Pro Forma Combined Financial Statements

December 31, 2006 (Unaudited)

(1) Description of the Series

The Massachusetts Investors Growth Stock Series (Acquiring Series) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Acquiring Series consists of 2 classes of shares: Initial Class, and Service Class. All shareholders bear the common expenses of the Acquiring Series based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(2) Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed organization of the Strategic Growth Series (Target Series) into the Acquiring Series, (Acquiring Series and Target Series combined are referred to hereinafter as the Series), as if such reorganization had taken place as of December 31, 2006, the annual period of the Acquiring Series.  The following notes refer to the accompanying pro forma financial statements as if the reorganization of the Target Series with and into the Acquiring Series had taken place as of December 31, 2006 at the respective net asset value on that date.  The Acquiring Series will be the accounting survivor, based upon an analysis of factors including surviving series portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Series and the Target Series included in their respective annual reports dated December 31, 2006, respectively.

(3) Portfolio Valuation

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series’ investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series’ valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series’ net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series’ net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series’ foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series’ net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series’ net asset value may differ from quoted or published prices for the same investments.

(4) Shares of Beneficial Interest

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on December 31, 2006, had the acquisition taken place on December 31, 2006.  In exchange for the net assets of the Target Series each class of shares of the Acquiring Series would have been issued based upon the per share net asset value as follows:

	Initial Class	Service Class
Net assets – Target Series	$30,385,000	$40,045,646
Shares – Acquiring Series	2,888,308	3,839,467
Net asset value – Acquiring Series	$10.52	$10.43

(5) Tax Matters and Distributions

Each series’ policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments.  Accordingly, no provision for federal income or excise tax is provided.  Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Acquiring Series and the Target Series should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Acquiring Series is limited by the Internal Revenue Code.

PROXY TABULATOR]

[Address]

Please fold and detach card at perforation before mailing

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MFS/Sun Life Series Trust

Strategic Growth Series

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2007

The undersigned, revoking prior proxies, hereby appoints Mark N. Polebaum, Susan S. Newton, Tracy A. Atkinson, Christopher R. Bohane, Susan A. Pereira, Timothy M. Fagan and Brian E. Langenfeld, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of shareholders of MFS/Sun Life Series Trust-Strategic Growth Series to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Thursday, June 7, 2007, notice of which meeting and the Prospectus/Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Prospectus/Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted “for” Proposal 1. The proxy will be voted in accordance with the Holder’s best judgment as to any other matters.

Please sign and vote on the reverse side and return promptly in enclosed envelope.

Date

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SHAREHOLDER (AND CO-OWNER) SIGN HERE

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MFS/SUN LIFE SERIES TRUST

STRATEGIC GROWTH SERIES

PROPOSAL:	For [ ]	Against [ ]	Abstain [ ]

1.

Approval of the Plan of Reorganization and Termination providing for the transfer of all of the assets of Strategic Growth Series to Massachusetts Investors Growth Stock Series, each a series of MFS/Sun Life Series Trust, in exchange for shares of beneficial interest of Strategic Growth Series and the assumption by Massachusetts Investors Growth Stock Series of the liabilities of Strategic Growth Series, and the distribution of such shares to the shareholders of Strategic Growth Series in liquidation of Strategic Growth Series and the termination of Strategic Growth Series.

Please be sure to sign and date this card.

[PROXY TABULATOR]

[Address]

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INSTRUCTIONS SOLICITED ON BEHALF OF THE INSURANCE COMPANY

MFS/Sun Life Series Trust

Strategic Growth Series

[FUND NAME PRINTS HERE]

[INSURANCE COMPANY INFORMATION PRINTS HERE]

VOTING INSTRUCTIONS

The undersigned, an owner of or participant in an annuity or life insurance Contract issued by the above referenced insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the Series noted above, which are attributable to the undersigned’s participation in the Contract at the Special Meeting of Shareholders to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Thursday, June 7, 2007, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Please sign and vote on the reverse side and return promptly in enclosed envelope.

Date

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SIGN HERE

Please fold and detach card at perforation before mailing

MFS/SUN LIFE SERIES TRUST

STRATEGIC GROWTH SERIES

PROPOSAL:	For [ ]	Against [ ]	Abstain [ ]

1.

To instruct the Insurance Company to approve the Plan of Reorganization and Termination providing for the transfer of all of the assets of Strategic Growth Series to Massachusetts Investors Growth Stock Series, each a series of MFS/Sun Life Series Trust, in exchange for shares of beneficial interest of Massachusetts Investors Growth Stock Series and the assumption by Massachusetts Investors Growth Stock Series of the liabilities of Strategic Growth Series, and the distribution of such shares to the shareholders of Strategic Growth in liquidation of Strategic Growth Series and the termination of Strategic Growth Series.

The shares attributable to the undersigned’s participation in the contract will be voted as indicated or voted to instruct the Insurance Company to vote “for” Proposal 1. The Insurance Company is instructed in its discretion to vote upon such other matters as may come before the meeting or any adjournment thereof.

Please be sure to sign and date this card.

MFS/SUN LIFE SERIES TRUST

On behalf of

Massachusetts Investors Growth Stock Series

PART C

OTHER INFORMATION

Item 15.                                                    INDEMNIFICATION

Reference is hereby made to (a) Article V of the Registrant’s Amended and Restated Declaration of Trust dated August 12, 2003, incorporated by reference to the Registrant’s Post-Effective Amendment No. 33 filed with the SEC via EDGAR on February 27, 2004 and (b) the undertaking of the registrant regarding indemnification as set forth in Registrant’s Post-Effective Amendment No. 21.

The Trustees and officers of the Registrant and the personnel of the registrant’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy.  The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 16.                                                    EXHIBITS

1	(a)	Amended and Restated Declaration of Trust, dated August 12, 2003. (4)

	(b)	Amendment to the Declaration of Trust, dated September 9, 2003, to terminate two series. (4)

	(c)	Amendment to the Amended and Restated Declaration of Trust on April 30, 2004 re-designating Research Growth and Income Series as Core Equity Series. (16)

	(d)	Amendment to the Declaration of Trust, dated April 29, 2005, to terminate Managed Sectors Series. (17)

2		Amended and Restated By-Laws, dated October 25, 2002 as revised August 6, 2004. (16)

3		Not Applicable.

4		Plan of Reorganization; included as Exhibit A to the Massachusetts Investors Growth Stock Series Prospectus set forth in Part A to the Registration Statement on Form N-14; filed herewith.

5		Not Applicable

6	(a)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated May 24, 1985. (3)

	(b)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated July 23, 1986. (3)

	(c)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated July 23, 1986, between Registrant and Massachusetts Financial Services Company (Government Securities Series). (17)

	(d)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated January 26, 1988. (3)

	(e)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Global Growth Series (formerly, World Growth Series) dated November 1, 1993. (3)

	(f)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of Global Growth Series. (4)

	(g)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Utilities Series dated November 1, 1993. (3)

	(h)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Research Series dated September 16, 1994. (3)

	(i)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the World Total Return Series dated September 16, 1994. (3)

	(j)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Emerging Growth Series dated May 1, 1995. (3)

(k)

Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the International Growth Series (formerly, MFS/Foreign & Colonial International Growth Series) dated September 1, 1995. (3)

(l)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of International Growth Series. (4)

(m)

Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the International Value Series (formerly, MFS/Foreign & Colonial International Growth and Income Series) dated September 1, 1995. (3)

(n)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the International Value Series. (4)

(o)

Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Emerging Markets Equity Series (formerly, MFS/Foreign & Colonial Emerging Markets Equity Series) dated September 1, 1995. (3)

(p)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the Emerging Markets Equity Series. (4)

(q)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Value Series dated May 1, 1998. (3)

(r)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Value Series. (17)

(s)	Investment Advisory Agreement between Registrant, on behalf of the Research Growth and Income Series, and Massachusetts Financial Services Company dated May 12, 1997. (3)

(t)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 12, 1997, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Core Equity Series (formerly, Research Growth and Income Series). (17)

(u)	Amendment to the Investment Advisory Agreement by and between Massachusetts Financial Services Company and the Registrant relating to the Capital Appreciation Series dated January 1, 1997. (1)

(v)	Investment Advisory Agreement between Registrant, on behalf of the Bond Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(w)	Investment Advisory Agreement between Registrant, on behalf of the Equity Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(x)	Investment Advisory Agreement between Registrant, on behalf of the Massachusetts Investors Growth Stock Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(y)	Investment Advisory Agreement between Registrant, on behalf of the New Discovery Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(z)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the New Discovery Series. (17)

(aa)	Investment Advisory Agreement between Registrant, on behalf of the Research International Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(bb)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the Research International Series. (4)

(cc)	Investment Advisory Agreement between Registrant, on behalf of the Strategic Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(dd)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Strategic Income Series. (17)

(ee)	Investment Advisory Agreement between Registrant, on behalf of the Strategic Growth Series, and Massachusetts Financial Services Company, dated October 28, 1999. (8)

(ff)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated October 28, 1999, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Strategic Growth Series. (17)

(gg)	Investment Advisory Agreement between Registrant, on behalf of Technology Series, and Massachusetts Financial Services Company, dated June 16, 2000. (10)

(hh)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement dated June 16, 2000, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Technology Series. (17)

(ii)	Investment Advisory Agreement between Registrant, on behalf of Mid Cap Growth Series, and Massachusetts Financial Services Company, dated August 31, 2000. (10)

(jj)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated August 31, 2000, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Mid Cap Growth Series. (17)

(kk)	Investment Advisory Agreement between Registrant, on behalf of International New Discovery Series, and Massachusetts Financial Services Company, dated May 1, 1998. (12)

(ll)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated February 28, 2001, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Mid Cap Value Series (formerly International New Discovery Series). (17)

(mm)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Global Health Sciences Series, dated February 28, 2001. (17)

(nn)

Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated February 28, 2001, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Strategic Value Series (formerly, Global Health Sciences Series). (17)

7		Amended and Restated Distribution Agreement, dated September 1, 2005. (17)

8		Not Applicable.

9	(a)	Master Custodian Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (2)

	(b)	Fund Accounting Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (2)

10	(a)	Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (6)

	(b)	Exhibit A, dated April 29, 2005, to the Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (7)

Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated July 13, 2001. (6)

11		Opinion of Susan Newton, including consent, dated March 8, 2007; filed herewith.

12		Form of Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

13	(a)	Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc., dated August 1, 1985. (3)

	(b)	Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2006. (9)

14		Consent of Deloitte & Touche LLP on behalf of Massachusetts Investors Growth Stock Series and Strategic Growth Series; filed herewith.

15		Not Applicable.

16	(a)	Power of Attorney (Maria Dwyer and Tracy Atkinson), dated March 1, 2007; filed herewith.

	(b)	Power of Attorney (Trustees), dated March 1, 2007; filed herewith.

17	(a)	Massachusetts Investors Growth Stock Series Prospectus and Statement of Additional Information, dated May 1, 2006. (7)

	(b)	Massachusetts Investors Growth Stock Series Annual Report to Shareholders for the fiscal year ended December 31, 2006. (11)

	(c)	Strategic Growth Series Prospectus and Statement of Additional Information, dated May 1, 2006. (7)

	(d)	Strategic Growth Series Annual Report to Shareholders for the fiscal year ended December 31, 2006. (11)

(1)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 29, 1997.

(2)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 52 filed with the SEC via EDGAR on January 29, 2007.

(3)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 13, 1998.

(4)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004.

(5)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 22, 1999.

(6)	Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 1, 2002.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed with the SEC via EDGAR on April 28, 2006.

(8)	Incorporated by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 28, 2000.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed with the SEC via EDGAR on February 28, 2007.

(10)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 13, 2000.

(11)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on February 28, 2007.

(12)	Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on May 29, 2001.

(13)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(14)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(15)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.

(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 filed with the SEC via EDGAR on February 25, 2005.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 filed with the SEC via EDGAR on March 1, 2006.

(18)	Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.

(19)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

Item 17.                UNDERTAKINGS

(a)         The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)         The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, of MFS/Sun Life Series Trust, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 8th day of March 2007.

MFS® /SUN LIFE SERIES TRUST

By:	MARIA F. DWYER*
Name: Maria F. Dwyer
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on March 8, 2007.

SIGNATURE	TITLE

MARIA F. DWYER*	President (Principal Executive Officer)
Maria F. Dwyer

TRACY A. ATKINSON*	Principal Financial and Accounting Officer
Tracy A. Atkinson

J. KERMIT BIRCHFIELD *	Trustee
J. Kermit Birchfield

ROBERT C. BISHOP*	Trustee
Robert C. Bishop

FREDERICK H. DULLES*	Trustee
Frederick H. Dulles

DAVID D. HORN*	Trustee
David D. Horn

MARCIA A. KEAN*	Trustee
Marcia A. Kean

RONALD G. STEINHART*	Trustee
Ronald G. Steinhart

HAVILAND WRIGHT*	Trustee
Haviland Wright

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to (i) a Power of Attorney, dated March 1, 2007 (Atkinson and Dwyer); filed herewith and (ii) a Power of Attorney, dated March 1, 2007 (Trustees); filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT

4

Form of Plan of Reorganization; included as Exhibit A to MFS/Sun Life Massachusetts Investors Growth Series Trust Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

11		Opinion of Susan Newton, including Consent, dated March 8, 2007.

14		Consent of Deloitte & Touche LLP.

16	(a)	Power of Attorney (Dwyer and Atkinson)

	(b)	Power of Attorney (Trustees)